                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

             --    Growth and Income Portfolio
             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Multi-Asset Portfolio
             --    Strategic Multi-Asset Portfolio
             --    Money Market Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     17

ACCOUNT INFORMATION.........................................     18

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     19

  Investment Selection......................................     19

  Investment Strategies.....................................     19

GLOSSARY....................................................     23

  Investment Terminology....................................     23

  Risk Terminology..........................................     25

MANAGEMENT..................................................     27

  Information about the Investment Adviser..................     27

  Information about the Subadviser..........................     27

  Portfolio Management......................................     28

  Custodian, Transfer and Dividend Paying Agent.............     30

FINANCIAL HIGHLIGHTS........................................     31

FOR MORE INFORMATION........................................     33

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's eight separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 19, and the glossary that follows on page 23.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


Q&A

       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

       A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.


------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH AND INCOME           high current income and         invests primarily (at least
  PORTFOLIO                   long-term capital               65%) in core equity
                              appreciation                    securities that provide the
                                                              potential for growth and
                                                              offer income, such as
                                                              dividend-paying stocks
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation            invests primarily in core
                                                              equity securities that are
                                                              widely diversified by
                                                              industry and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may
                                                              be concentrated and will
                                                              generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES           total return in excess of       using a value approach,
  PORTFOLIO                   the U.S. rate of inflation      invests primarily in equity
                              as represented by the           securities of U.S. or foreign
                              Consumer Price Index            companies that are expected
                                                              to provide favorable returns
                                                              in periods of rising
                                                              inflation; under normal
                                                              circumstances, at least 80%
                                                              of net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
------------------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

       INCOME is interest payments from bonds or dividends from stocks.

       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

       "NET ASSETS" will take into account borrowing for investment purposes.


  -----------------------------------------------------------------------------------------
                                    ALLOCATION PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MULTI-ASSET PORTFOLIO   long-term total             actively allocates the
                            investment return           Portfolio's assets among
                            consistent with moderate    equity securities, investment
                            investment risk             grade fixed income securities
                                                        and cash with less risk than
                                                        the Strategic Multi-Asset
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    STRATEGIC MULTI-ASSET   high long-term total        actively allocates the
    PORTFOLIO               investment return           Portfolio's assets among
                                                        equity securities of U.S. and
                                                        foreign companies, large,
                                                        medium and small company
                                                        equity securities, global
                                                        fixed income securities
                                                        (including high-yield,
                                                        high-risk bonds) and cash with
                                                        more risk than the Multi-Asset
                                                        Portfolio
  -----------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MONEY MARKET PORTFOLIO  current income              invests in a diversified
                            consistent with             portfolio of money market
                            stability of principal      instruments maturing in 397
                                                        days or less and maintains a
                                                        dollar-weighted average
                                                        portfolio maturity of not more
                                                        than 90 days
  -----------------------------------------------------------------------------------------
    GOVERNMENT AND QUALITY  relatively high current     invests, under normal
    BOND PORTFOLIO          income, liquidity and       circumstances, at least 80% of
                            security of principal       net assets in obligations
                                                        issued, guaranteed or insured
                                                        by the U.S. government, its
                                                        agencies or instrumentalities
                                                        and in high quality corporate
                                                        fixed income securities (rated
                                                        AA or better by Standard &
                                                        Poor's or Aa2 or better by
                                                        Moody's)
  -----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 20 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH AND INCOME, GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. In addition, the MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The STRATEGIC MULTI-ASSET PORTFOLIO may invest in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    You should be aware that an investment in the MONEY MARKET PORTFOLIO is subject to the risk that the value of its investments in high-quality short-term debt obligations (also known as "money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. You should also be aware that the return on an investment in the MONEY MARKET PORTFOLIO may not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary.

    Risks of Investing Internationally

    All of the Portfolios may, and the STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. The MONEY MARKET PORTFOLIO, however, may only invest in U.S. dollar-denominated foreign securities. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION, STRATEGIC MULTI-ASSET and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH AND INCOME PORTFOLIO
                                                              ---------------------------
1993                                                                     22.02%
1994                                                                     -9.67%
1995                                                                     16.59%
1996                                                                     20.15%
1997                                                                     28.76%
1998                                                                     30.16%
1999                                                                     15.88%
2000                                                                     -6.70%
2001                                                                    -11.41%
2002                                                                    -24.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.28% (quarter ended 12/31/98) and the lowest return for a quarter was -17.38% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth and Income Portfolio Class 1                           -24.31%     -1.15%      6.49%
---------------------------------------------------------------------------------------------
 S&P 500(R)(1)                                                 -22.10%     -0.58%      9.35%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1993                                                                 7.75%
1994                                                                -4.72%
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      -22.15%      1.85%      8.77%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      -21.54%     -0.71%      8.94%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1993                                                                     36.15%
1994                                                                      1.01%
1995                                                                     17.46%
1996                                                                     14.11%
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1                          8.33%        8.42%       9.70%
---------------------------------------------------------------------------------------------
 S&P 500(R)(1)                                              -22.10%       -0.58%       9.35%
---------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(2)                           -2.29%        1.31%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(2)                                 -5.26%        4.22%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(2)              -13.30%       -8.87%         N/A
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

--------------------------------------------------------------------------------

                             MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MULTI-ASSET PORTFOLIO
                                                              ---------------------
1993                                                                   7.31%
1994                                                                  -1.68%
1995                                                                  24.94%
1996                                                                  13.87%
1997                                                                  21.12%
1998                                                                  24.47%
1999                                                                  12.45%
2000                                                                  -0.57%
2001                                                                  -4.31%
2002                                                                 -12.96%

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.98% (quarter ended 12/31/98) and the lowest return for a quarter was -9.17% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Multi-Asset Portfolio Class 1                                 -12.96%      2.99%      7.74%
---------------------------------------------------------------------------------------------
 S&P 500(R)(1)                                                 -22.10%     -0.58%      9.35%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(2)                   10.26%      7.54%      7.51%
---------------------------------------------------------------------------------------------
 Custom Index(3)                                               -10.23%      2.92%      8.77%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 Custom Index consists of 60% S&P 500(R), 35% Lehman Brothers Aggregate Bond Index (as described in footnotes 2 and 3, respectively) and 5% 3-month T-bill. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

--------------------------------------------------------------------------------

                        STRATEGIC MULTI-ASSET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              STRATEGIC MULTI-ASSET PORTFOLIO
                                                              -------------------------------

1993                                                                       15.31%
1994                                                                       -2.58%
1995                                                                       22.77%
1996                                                                       14.81%
1997                                                                       14.32%
1998                                                                       15.21%
1999                                                                       28.15%
2000                                                                       -5.61%
2001                                                                       -7.36%
2002                                                                      -12.41%

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.65% (quarter ended 12/31/99) and the lowest return for a quarter was -12.97% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002                           YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Strategic Multi-Asset Portfolio Class 1                      -12.41%       2.49%      7.42%
---------------------------------------------------------------------------------------------
 MSCI AC World Free USD Index(1)                              -18.98%      -1.94%      6.34%
---------------------------------------------------------------------------------------------
 Salomon Smith Barney World Gov't Bond Index(2)                 7.90%       7.38%      8.16%
---------------------------------------------------------------------------------------------
 Custom Index (effective January 1, 2003)(3)                  -10.19%       1.49%      7.07%
---------------------------------------------------------------------------------------------
 Custom Index (prior to January 1, 2003)(4)                   -11.07%       0.77%      6.82%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The MSCI All Country (AC) World Free USD Index is a free-float adjusted market capitalization index that is designed to measure equity performance in 49 global and developed markets. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels.

2 The Salomon Smith Barney World Government Bond-(U.S.$ Hedged) Index is a market capitalization weighted, total return benchmark designed to cover 19 investment grade country bond markets.

3 The Custom Index (effective January 1, 2003) consists of 65% Morgan Stanley Capital International (MSCI) AC World Free USD Index, 30% Salomon Smith Barney World Government Bond Index (as described in footnotes 1 and 2, respectively), and 5% 3-month T-bill. The new Custom Index is more reflective of the Portfolio's current investment approach. The Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

4 Prior to January 1, 2003, the Custom Index consisted of 65% MSCI AC World Free USD Index, 20% Salomon Smith Barney World Government Bond -- (U.S.$ Hedged) Index, 10% Lehman Brothers High Yield Index (as described in footnotes 1 and 2, respectively), and 5% 3-month T-bill. Prior to February 28, 1998, Custom Index consisted of 30% MSCI AC World Free ex-U.S. Index, 30% S&P 500 Index, 10% Russell 2000 Index, 20% Lehman Brothers Aggregate Bond Index, and 10% 3-month T-bill.

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              MONEY MARKET PORTFOLIO
                                                              ----------------------
1993                                                                    2.00%
1994                                                                    3.80%
1995                                                                    5.60%
1996                                                                    5.00%
1997                                                                    5.10%
1998                                                                    5.10%
1999                                                                    4.69%
2000                                                                    5.95%
2001                                                                    3.71%
2002                                                                    1.08%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended 12/31/00) and the lowest return for a quarter was 0.25% (quarter ended 6/30/02).
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE              PAST ONE    PAST FIVE    PAST TEN
          CALENDAR YEAR ENDED DECEMBER 31, 2002)                 YEAR        YEARS       YEARS
------------------------------------------------------------------------------------------------
 Money Market Portfolio Class 1                                  1.08%       4.09%        4.27%
------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                                                                                    GOVERNMENT
                          GROWTH                   CAPITAL       NATURAL                   STRATEGIC      MONEY     AND QUALITY
                        AND INCOME    GROWTH     APPRECIATION   RESOURCES   MULTI-ASSET   MULTI-ASSET    MARKET        BOND
                        PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                        ----------   ---------   ------------   ---------   -----------   -----------   ---------   -----------
                         CLASS 1      CLASS 1      CLASS 1       CLASS 1      CLASS 1       CLASS 1      CLASS 1      CLASS 1
                        ----------   ---------   ------------   ---------   -----------   -----------   ---------   -----------
Management Fees.......    0.70%        0.69%        0.70%         0.75%        1.00%         1.00%        0.50%        0.55%
Other Expenses........    0.31%        0.06%        0.06%         0.14%        0.11%         0.25%        0.24%        0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........    1.01%        0.75%        0.76%         0.89%        1.11%         1.25%        0.74%        0.60%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Growth and Income, Growth, Capital Appreciation and Strategic Multi-Asset Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth and Income Portfolio.................................   $103     $322      $558      $1,236
Growth Portfolio............................................   $ 77     $240      $417      $  930
Capital Appreciation Portfolio..............................   $ 78     $243      $422      $  942
Natural Resources Portfolio.................................   $ 91     $284      $493      $1,096
Multi-Asset Portfolio.......................................   $113     $353      $612      $1,352
Strategic Multi-Asset Portfolio.............................   $127     $397      $686      $1,511
Money Market Portfolio......................................   $ 76     $237      $411      $  918
Government and Quality Bond Portfolio.......................   $ 61     $192      $335      $  750

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio, other than the MONEY MARKET PORTFOLIO, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Except for the Money Market Portfolio, securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees. Securities held by the MONEY MARKET PORTFOLIO are valued on an amortized cost method which approximates fair market value.


Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio except in the Money Market Portfolio, annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The Money Market Portfolio pays dividends daily.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-------------------------------------------------------------------------------------------------------------------
                                                 EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                       GROWTH AND INCOME             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES
-------------------------------------------------------------------------------------------------------------------
What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
Portfolio's            - large-cap stocks      - large-cap stocks      - large-cap stocks      - large-cap stocks
principal              - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - mid-cap stocks
investments?                                   - small-cap stocks      - small-cap stocks      - small-cap stocks
                                                                                               - foreign equity
                                                                                                 securities
                                                                                                 including ADRs,
                                                                                                 EDRs, or GDRs
-------------------------------------------------------------------------------------------------------------------
What other types of  - Equity securities:    - Equity securities:    - Equity securities:    - Equity securities:
investments or         - foreign equity        - foreign equity        - foreign equity        - rights
strategies may the       securities              securities              securities            - warrants
Portfolio use to a       including ADRs,         including ADRs,         including ADRs,     - Fixed income
significant extent?      EDRs or GDRs (up        EDRs or GDRs (up        EDRs or GDRs (up      securities:
                         to 20%)                 to 25%)                 to 25%)               - preferred stocks
                       - convertible
                         securities (up to 20%
                         in below investment
                         grade convertible
                         securities)
                       - small-cap stocks
                     - Fixed income
                       securities (up to 35%
                       of total assets
                       including short-
                       term investments)
                       - U.S. government
                         securities
                       - asset-backed and
                         mortgage-backed
                         securities
                       - high quality
                         foreign government
                         bonds
                       - investment grade
                         corporate bonds
                     - Short-term
                       investments
-------------------------------------------------------------------------------------------------------------------
What other types of  - Currency              - Currency              - Currency              - Borrowing for
investments may the    transactions            transactions            transactions            temporary or
Portfolio use as     - Borrowing for         - Borrowing for         - Borrowing for           emergency purposes
part of efficient      temporary or            temporary or            temporary or            (up to 20%)
portfolio              emergency purposes      emergency purposes      emergency purposes    - Currency
management or to       (up to 10%)             (up to 10%)               (up to 10%)           transactions
enhance return?      - Illiquid securities   - Illiquid securities   - Illiquid securities   - Options and futures
                       (up to 10%)             (up to 10%)               (up to 10%)         - Forward commitments
                     - Forward commitments   - Forward commitments   - Forward commitments   - Defensive
                     - When-issued/delayed   - When-issued/delayed   - When-issued/delayed     investments
                       delivery                delivery                delivery              - Illiquid securities
                       transactions            transactions            transactions            (up to 10%)
                     - Securities lending    - Defensive             - Defensive             - When-issued/delayed
                       (up to 33 1/3%)         investments             investments             delivery transactions
                     - Defensive             - Special situations    - Special situations    - Special situations
                       investments           - Options and futures   - Options and futures   - REITs
                     - Special situations    - Rights and warrants   - Rights and warrants
                     - Options and futures   - Convertible           - Convertible
                     - Rights and warrants     securities (up to 20%)  securities (up to 20%)
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Market volatility     - Market volatility     - Market volatility     - Foreign exposure
affect the           - Securities selection  - Securities selection  - Securities selection  - Emerging markets
Portfolio?           - Active trading        - Small and medium      - Growth stocks         - Market volatility
                     - Hedging                 sized companies       - Small and medium      - Small and medium
                     - Growth stocks         - Active trading          sized companies         sized companies
                                             - Hedging               - Active trading        - Natural resources
                                             - Growth stocks         - Hedging                 sector
                                                                                             - Securities selection
                                                                                             - Active trading
                                                                                             - Hedging
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                          ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC
                                                  MULTI-ASSET                           MULTI-ASSET
----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal    - Equity securities:                  - Equity securities:
investments?                            - large-cap stocks                    - large-cap stocks
                                        - mid-cap stocks                      - mid-cap stocks
                                        - convertible securities              - small-cap stocks
                                      - Fixed income securities:              - foreign equity securities
                                        - U.S. government securities            including ADRs, EDRs or GDRs
                                        - asset-backed and mortgage-backed    - convertible securities
                                          securities                        - Fixed-income securities:
                                        - investment grade fixed income       - U.S. government securities
                                          securities                          - foreign fixed income securities
                                        - non-convertible preferred stocks    - asset backed and mortgage backed
                                      - Short-term investments                  securities
                                                                              - corporate bonds
                                                                              - junk bonds
                                                                              - preferred stocks
                                                                            - Short-term investments
----------------------------------------------------------------------------------------------------------------
What other types of investments or    - Equity securities:                  - Equity securities:
strategies may the Portfolio use to      - rights                              - rights
a significant extent?                    - warrants                            - warrants
                                         - small-cap stocks
                                      - Fixed income securities:
                                        - zero coupon bonds
                                      - Foreign securities
----------------------------------------------------------------------------------------------------------------
What other types of investments may   - Borrowing for temporary or          - Borrowing for temporary or
the Portfolio use as part of            emergency purposes (up to 10%)        emergency purposes (up to 10%)
efficient portfolio management or to  - Currency transactions               - Currency transactions
enhance return?                       - Options and futures                 - Options and futures
                                      - Forward commitments                 - Forward commitments
                                      - Defensive investments               - Defensive investments
                                      - Special situations                  - Special situations
                                      - Illiquid securities (up to 10%)     - Illiquid securities (up to 10%)
                                      - When-issued/delayed delivery        - When-issued/delayed delivery
                                        transactions                          transactions
----------------------------------------------------------------------------------------------------------------
What risks normally affect the        - Market volatility                   - Market volatility
Portfolio?                            - Securities selection                - Securities selection
                                      - Interest rate fluctuations          - Growth stocks
                                      - Hedging                             - Small and medium sized companies
                                      - Active trading                      - Interest rate fluctuations
                                                                            - Hedging
                                                                            - Active trading
                                                                            - Credit quality
                                                                            - Foreign exposure
----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                             FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                   GOVERNMENT AND
                                     MONEY MARKET                                   QUALITY BOND
-----------------------------------------------------------------------------------------------------------------
What are the         - Short-term investments                       - Fixed income securities:
Portfolio's            - U.S. and foreign                             - U.S. government securities
principal                                                             - high quality corporate bonds
investments?                                                          - mortgage backed and asset backed
                                                                        securities
-----------------------------------------------------------------------------------------------------------------
What other types of  N/A                                            - Fixed income securities:
investments or                                                        - corporate bonds rated as low as "A"
strategies may the                                                      (up to 20%)
Portfolio use to a                                                    - foreign fixed income securities (U.S.
significant extent?                                                     Dollar denominated)
-----------------------------------------------------------------------------------------------------------------
What other types of  - Borrowing for temporary or emergency         - Borrowing for temporary or emergency
investments may the    purposes (up to 10%)                           purposes (up to 10%)
Portfolio use as     - Illiquid securities (up to 10%)              - Illiquid securities (up to 10%)
part of efficient    - Forward commitments                          - Forward commitments
portfolio            - When-issued/delayed delivery transactions    - When-issued/delayed delivery transactions
management or to                                                    - Defensive investments
enhance return?                                                     - Zero coupon bonds
                                                                    - Currency transactions
                                                                    - Futures
                                                                    - Special situations
                                                                    - Rights and warrants
-----------------------------------------------------------------------------------------------------------------
What risks normally  - Securities selection                         - Market volatility
affect the           - Interest rate fluctuations                   - Securities selection
Portfolio?           - Active trading                               - Interest rate fluctuations
                                                                    - Foreign exposure
                                                                    - Active trading
                                                                    - Hedging
                                                                    - Credit quality
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth and Income Portfolio.................................  0.70%
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Multi-Asset Portfolio.......................................  1.00%
Strategic Multi-Asset Portfolio.............................  1.00%
Money Market Portfolio......................................  0.50%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
                                    NAME AND TITLE OF
           PORTFOLIO                PORTFOLIO MANAGER                           EXPERIENCE
                                (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO   - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                  Senior Vice President             portfolio manager for the Portfolio
                                                                    since 1998. He joined Wellington
                                                                    Management in 1983 as a Global
                                                                    Industry Analyst. He also manages the
                                                                    Growth Portfolio and the Multi-Asset
                                                                    Portfolio (see below).
 --------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                  Senior Vice President             portfolio manager for the Portfolio
                                                                    since 1995. He joined Wellington
                                                                    Management in 1983 as a Global
                                                                    Industry Analyst. Mr. Megargel also
                                                                    manages the Multi-Asset Portfolio and
                                                                    Growth and Income Portfolio.
                               --------------------------------------------------------------------------
                                - Jeffrey L. Kripke                 Mr. Kripke joined Wellington
                                  Vice President                    Management in February 2001. Prior to
                                                                    Wellington, Mr. Kripke was an
                                                                    Associate Portfolio Manager at
                                                                    Merrill Lynch Asset Management from
                                                                    1999-2001. Previous experience
                                                                    included positions with Morgan
                                                                    Stanley Asset Management (1997-1998)
                                                                    and Prudential Securities.
                               --------------------------------------------------------------------------
                                - Francis C. Boggan, CFA            Mr. Boggan joined Wellington
                                  Vice President                    Management in January 2001. Prior to
                                                                    joining Wellington, Mr. Boggan was a
                                                                    Managing Director of Palladian
                                                                    Capital Management in Los Angeles
                                                                    (1998-2000). Previous experience
                                                                    included investment management
                                                                    positions with the Pioneer Group,
                                                                    Inc. (1991-1998) and Farmer's Group,
                                                                    Inc. (1981-1991).
                               --------------------------------------------------------------------------
                                - John J. Harrington, CFA           Mr. Harrington has been a member of
                                  Vice President                    the AS Growth Team since 1995. Prior
                                                                    to joining Wellington Management, Mr.
                                                                    Harrington was a portfolio manager
                                                                    with Munder Capital Management (1991-
                                                                    1994) and Director of US Equity
                                                                    Research for BARRA RogersCasey
                                                                    (1987-1991).
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
                                    NAME AND TITLE OF
           PORTFOLIO                PORTFOLIO MANAGER                           EXPERIENCE
                                (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President             manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983. Mr.
                                                                    Rands also manages the Strategic
                                                                    Multi-Asset Portfolio (see below).
                               --------------------------------------------------------------------------
                                - Steven C. Angeli, CFA             Mr. Angeli has served as the
                                  Senior Vice President             assistant portfolio manager for the
                                                                    Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO   - James A. Bevilacqua, CFA          From 1998 to 2000, Mr. Bevilacqua was
                                  Senior Vice President             the assistant portfolio manager of
                                                                    the Portfolio. He joined Wellington
                                                                    Management as an analyst in the
                                                                    global industry research group in
                                                                    1994, after receiving his MBA from
                                                                    Stanford Graduate School of Business.
 --------------------------------------------------------------------------------------------------------
  MULTI-ASSET PORTFOLIO         - John C. Keogh                     Mr. Keogh has served as portfolio
                                  Senior Vice President             manager for the Portfolio since 1994.
                                                                    Mr. Keogh also serves as portfolio
                                                                    manager for the Government and
                                                                    Quality Bond Portfolio (see below).
                               --------------------------------------------------------------------------
                                - Matthew E. Megargel, CFA          Mr. Megargel has served as portfolio
                                  Senior Vice President             manager for the Portfolio since 1998.
                                                                    Mr. Megargel also serves as portfolio
                                                                    manager for the Growth Portfolio and
                                                                    Growth and Income Portfolio (see
                                                                    above).
                               --------------------------------------------------------------------------
                                - Scott M. Elliott, CFA             Mr. Elliott has served as portfolio
                                  Senior Vice President             manager for the Portfolio beginning
                                                                    in 2002 and is responsible for asset
                                                                    allocation. Mr. Elliott joined
                                                                    Wellington Management in 1994. He
                                                                    also manages the Strategic
                                                                    Multi-Asset Portfolio (see below).
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
                                   NAME AND TITLE OF
 PORTFOLIO                         PORTFOLIO MANAGER                            EXPERIENCE
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  STRATEGIC MULTI-ASSET         - Trond Skramstad                   Mr. Skramstad has been responsible
  PORTFOLIO                       Senior Vice President             for managing the Portfolio since 1994
                                                                    and is Chairman of Wellington
                                                                    Management's Global Equity Strategy
                                                                    Group, which is a group of regional
                                                                    equity portfolio managers and senior
                                                                    investment professionals responsible
                                                                    for providing investment research and
                                                                    recommendations. He joined Wellington
                                                                    Management in 1993 as Director of
                                                                    International Equities.
                               --------------------------------------------------------------------------
                                - Robert L. Evans                   Mr. Evans has served as portfolio
                                  Senior Vice President             manager for the Portfolio since 1998.
                                                                    He joined Wellington Management in
                                                                    1995 as a portfolio manager. Prior to
                                                                    joining Wellington Management, Mr.
                                                                    Evans was an international fixed
                                                                    income portfolio manager with Pacific
                                                                    Investment Management Company from
                                                                    1991 to 1995.
                               --------------------------------------------------------------------------
                                - Robert D. Rands, CFA              Mr. Rands has served as portfolio
                                  Senior Vice President             manager for the Portfolio since 1994.
                                                                    Mr. Rands also manages the Capital
                                                                    Appreciation Portfolio (see above).
                               --------------------------------------------------------------------------
                                - Scott M. Elliott, CFA             Mr. Elliott has served as portfolio
                                  Senior Vice President             manager for the Portfolio since 2001
                                                                    and is responsible for asset
                                                                    allocation and currency management.
                                                                    Mr. Elliott joined Wellington
                                                                    Management in 1994. He also manages
                                                                    the Multi-Asset Portfolio (see
                                                                    above).
 --------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO        - Timothy E. Smith                  Mr. Smith has served as the portfolio
                                  Vice President                    manager for the Portfolio since 1997.
                                                                    He joined Wellington Management in
                                                                    1992 as an investment professional.
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President             manager for the Portfolio since 1994.
                                                                    He joined Wellington Management as a
                                                                    portfolio manager in 1983. Mr. Keogh
                                                                    also manages the Multi-Asset
                                                                    Portfolio (see above).
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                  NET                     DIVIDENDS   DIVIDENDS
                                                REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
-----------------------------------------------------------------------------------------------------------------------
                                              Growth and Income Portfolio
                                                       (Class 1)
12/31/98               $17.14       $0.14        $ 4.80        $ 4.94      $(0.17)     $(0.80)     $21.11        30.2%
12/31/99                21.11        0.10          3.06          3.16       (0.15)      (3.12)      21.00        15.9
12/31/00                21.00        0.04         (1.16)        (1.12)      (0.12)      (3.21)      16.55        (6.7)
12/31/01                16.55        0.04         (2.14)        (2.10)      (0.04)      (1.86)      12.55       (11.4)
12/31/02                12.55        0.06         (3.11)        (3.05)      (0.05)      (1.01)       8.44       (24.3)(3)
                                                   Growth Portfolio
                                                       (Class 1)
12/31/98               $27.04       $0.11        $ 7.19        $ 7.30      $(0.14)     $(1.68)     $32.52        29.0%
12/31/99                32.52        0.08          8.31          8.39       (0.10)      (2.29)      38.52        26.9
12/31/00                38.52        0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42        (1.0)
12/31/01                34.42        0.09         (5.15)        (5.06)      (0.04)      (4.36)      24.96       (13.1)
12/31/02                24.96        0.11         (5.64)        (5.53)      (0.08)         --       19.35       (22.2)(3)
                                            Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59        0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02        0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44       (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61       (0.04)        (6.67)        (6.71)         --          --       22.90       (22.7)(3)
                                              Natural Resources Portfolio
                                                       (Class 1)
12/31/98               $14.42       $0.21        $(2.72)       $(2.51)     $(0.19)     $(0.13)     $11.59       (17.3)%
12/31/99                11.59        0.14          4.67          4.81       (0.18)        --        16.22        41.5
12/31/00                16.22        0.09          3.06          3.15       (0.14)        --        19.23        19.4
12/31/01                19.23        0.21         (0.49)        (0.28)      (0.07)      (1.22)      17.66        (1.0)
12/31/02                17.66        0.15          1.27          1.42       (0.16)      (0.95)      17.97         8.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
--------------------  --------------------------------------------------
                                 Growth and Income Portfolio
                                          (Class 1)
12/31/98              $   52,190      0.8%           0.7%         41.0%
12/31/99                  49,710      0.9            0.5          20.4
12/31/00                  38,075      0.9            0.2          23.6
12/31/01                  28,993      1.0(5)         0.3(5)       23.5
12/31/02                  18,610      1.0(4)         0.6(4)       41.9
                                       Growth Portfolio
                                          (Class 1)
12/31/98              $  669,330      0.8%           0.4%         27.1%
12/31/99                 868,765      0.7            0.2          39.9
12/31/00                 914,186      0.7            0.2          69.8
12/31/01                 791,845      0.7(5)         0.3(5)       70.4
12/31/02                 520,917      0.7(4)         0.5(4)       69.6
                                Capital Appreciation Portfolio
                                          (Class 1)
12/31/98              $1,100,646      0.7%           0.1%         59.6%
12/31/99               1,986,888      0.7            0.2          63.7
12/31/00               1,954,892      0.7            0.2          84.2
12/31/01               1,628,155      0.8(5)        (0.2)(5)      68.2
12/31/02               1,021,172      0.8(4)        (0.2)(4)      79.5
                                 Natural Resources Portfolio
                                          (Class 1)
12/31/98              $   39,299      0.9%           1.6%         51.2%
12/31/99                  54,391      1.0            1.0          86.7
12/31/00                  71,625      0.9            0.5          85.0
12/31/01                  71,144      0.9(5)         1.1(5)       48.3
12/31/02                  87,637      0.9            0.8          57.8

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Includes expense reductions.
4 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   NET                     DIVIDENDS   DIVIDENDS
                                                 REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE     INVESTMENT   GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     INCOME          ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   (LOSS)(1)    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
------------------------------------------------------------------------------------------------------------------------
                                                 Multi-Asset Portfolio
                                                       (Class 1)
12/31/98               $13.52       $ 0.30        $ 2.56        $ 2.86      $(0.40)     $(2.49)     $13.49        24.5%
12/31/99                13.49         0.26          1.28          1.54       (0.34)      (2.11)      12.58        12.5
12/31/00                12.58         0.27         (0.21)         0.06       (0.30)      (2.44)       9.90        (0.6)
12/31/01                 9.90         0.20         (0.74)        (0.54)      (0.28)      (1.18)       7.90        (4.3)
12/31/02                 7.90         0.13         (1.16)        (1.03)      (0.21)         --        6.66       (13.0)(3)
                                            Strategic Multi-Asset Portfolio
                                                       (Class 1)
12/31/98               $11.28       $ 0.23        $ 1.13        $ 1.36      $(0.26)     $(1.92)     $10.46        15.2%
12/31/99                10.46         0.24          2.50          2.74       (0.17)      (1.26)      11.77        28.2
12/31/00                11.77         0.29         (0.85)        (0.56)      (0.26)      (1.60)       9.35        (5.6)
12/31/01                 9.35         0.22         (1.08)        (0.86)      (0.44)      (1.43)       6.62        (7.4)
12/31/02                 6.62         0.13         (0.95)        (0.82)      (0.05)         --        5.75       (12.4)(3)

                                                 Money Market Portfolio
                                                       (Class 1)
12/31/98               $ 1.00       $ 0.05        $  --         $ 0.05      $(0.05)     $  --       $ 1.00         5.1%
12/31/99                 1.00         0.05           --           0.05       (0.05)        --         1.00         4.7
12/31/00                 1.00         0.06           --           0.06       (0.06)        --         1.00         6.0
12/31/01                 1.00         0.04           --           0.04       (0.04)        --         1.00         3.7
12/31/02                 1.00         0.01           --           0.01       (0.01)        --         1.00         1.1
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $ 0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64         0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68         0.82          0.70          1.52       (0.75)        --        14.45        11.4
12/31/01                14.45         0.76          0.24          1.00       (0.68)        --        14.77         6.9
12/31/02                14.77         0.65          0.72          1.37       (0.54)        --        15.60         9.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES    INCOME (LOSS)   PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS       RATE
----------------------------------------------------------------------------------
                                     Multi-Asset Portfolio
                                           (Class 1)
12/31/98              $  146,712      1.1%           2.2%          51.1%
12/31/99                 129,442      1.1            2.0           40.9
12/31/00                 106,298      1.1            2.2           35.9
12/31/01                  87,071      1.1(5)         2.2(5)        30.3
12/31/02                  64,262      1.1(4)         1.8(4)        61.9
                                Strategic Multi-Asset Portfolio
                                           (Class 1)
12/31/98              $   49,254      1.5%           2.0%         157.1%
12/31/99                  79,273      1.5            2.4          158.9
12/31/00                  61,771      1.2            2.6          165.4
12/31/01                  49,059      1.2(5)         2.7(5)       178.9
12/31/02                  36,914      1.3(4)         2.0(4)       161.3
                                    Money Market Portfolio
                                           (Class 1)
12/31/98              $   65,553      0.6%           5.0%           -- %
12/31/99                  63,222      0.7            4.6            --
12/31/00                  61,849      0.7            5.8            --
12/31/01                  34,375      0.7(5)         3.8(5)         --
12/31/02                  24,634      0.7            1.1            --
                             Government and Quality Bond Portfolio
                                           (Class 1)
12/31/98              $  375,667      0.7%           5.5%         150.2%
12/31/99                 480,572      0.7            5.5           31.1
12/31/00                 532,223      0.7            5.9           57.9
12/31/01                 684,464      0.6(5)         5.2(5)        71.2
12/31/02                 885,969      0.6            4.3          107.6

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Includes expense reductions.
4 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     10

ACCOUNT INFORMATION.........................................     11

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     12

  Investment Selection......................................     12

  Investment Strategies.....................................     12

GLOSSARY....................................................     14

  Investment Terminology....................................     14

  Risk Terminology..........................................     16

MANAGEMENT..................................................     18

  Information about the Investment Adviser..................     18

  Information about the Subadviser..........................     18

  Portfolio Management......................................     19

  Custodian, Transfer and Dividend Paying Agent.............     20

FINANCIAL HIGHLIGHTS........................................     21

FOR MORE INFORMATION........................................     22

                         Q&A





       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's four separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 12, and the glossary that follows on page 14.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL               PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation          invests primarily in core
                                                            equity securities that are
                                                            widely diversified by industry
                                                            and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital             invests primarily in growth
  PORTFOLIO                   appreciation                  equity securities across a wide
                                                            range of industries and
                                                            companies, using a wide-ranging
                                                            and flexible stock picking
                                                            approach; may be concentrated
                                                            and will generally have less
                                                            investments in large company
                                                            securities than the Growth
                                                            Portfolio
------------------------------------------------------------------------------------------------
  NATURAL RESOURCES           total return in excess of     using a value approach, invests
  PORTFOLIO                   the U.S. rate of inflation    primarily in equity securities
                              as represented by the         of U.S. or foreign companies
                              Consumer Price Index          that are expected to provide
                                                            favorable returns in periods of
                                                            rising inflation; under normal
                                                            circumstances, at least 80% of
                                                            net assets are invested in
                                                            securities related to natural
                                                            resources, such as energy,
                                                            metals, mining and forest
                                                            products
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current       invests, under normal
  BOND PORTFOLIO              income, liquidity and         circumstances, at least 80% of
                              security of principal         net assets in obligations
                                                            issued, guaranteed or insured
                                                            by the U.S. government, its
                                                            agencies or instrumentalities
                                                            and in high quality corporate
                                                            fixed income securities (rated
                                                            AA or better by Standard &
                                                            Poor's or Aa2 or better by
                                                            Moody's)
------------------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.



       INCOME is interest payments from bonds or dividends from stocks.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.




       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" will take into account borrowing for investment purposes.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?




A: The following section describes the principal risks of each Portfolio, while the chart on page 13 describes various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.

    Risks of Investing Internationally

    All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1993                                                                 7.75%
1994                                                                -4.72%
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      -22.15%      1.85%      8.77%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      -21.54%     -0.71%      8.94%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1993                                                                     36.15%
1994                                                                      1.01%
1995                                                                     17.46%
1996                                                                     14.11%
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1                          8.33%        8.42%       9.70%
---------------------------------------------------------------------------------------------
 S&P 500(R)(1)                                              -22.10%       -0.58%       9.35%
---------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(2)                           -2.29%        1.31%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(2)                                 -5.26%        4.22%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(2)              -13.30%       -8.87%         N/A
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      CAPITAL       NATURAL    GOVERNMENT AND
                         GROWTH     APPRECIATION   RESOURCES      QUALITY
                        PORTFOLIO    PORTFOLIO     PORTFOLIO   BOND PORTFOLIO
                        ---------   ------------   ---------   --------------
                         Class 1      Class 1       Class 1       Class 1
                        ---------   ------------   ---------   --------------
Management Fees.......    0.69%        0.70%         0.75%         0.55%
Other Expenses........    0.06%        0.06%         0.14%         0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........    0.75%        0.76%         0.89%         0.60%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Growth and Capital Appreciation Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Growth Portfolio..........................................   $77      $240      $417      $  930
Capital Appreciation Portfolio............................   $78      $243      $422      $  942
Natural Resources Portfolio...............................   $91      $284      $493      $1,096
Government and Quality Bond Portfolio.....................   $61      $192      $335      $  750

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                                                                 GOVERNMENT AND
                             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES          QUALITY BOND
-------------------------------------------------------------------------------------------------------------------
What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
Portfolio's            - large-cap stocks      - large-cap stocks      - large-cap stocks      securities:
principal              - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - U.S. government
investments?           - small-cap stocks      - small-cap stocks      - small-cap stocks        securities
                                                                       - foreign equity        - high quality
                                                                         securities              corporate bonds
                                                                         including ADRs,       - mortgage backed
                                                                         EDRs, or GDRs           and asset backed
                                                                                                 securities
-------------------------------------------------------------------------------------------------------------------
What other types of  - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
investments or         - foreign equity        - foreign equity        - rights                securities:
strategies may the       securities              securities            - warrants              - corporate bonds
Portfolio use to a       including ADRs,         including ADRs,     - Fixed income              rated as low as
significant extent?      EDRs or GDRs (up        EDRs or GDRs (up      securities:               "A" (up to 20%)
                         to 25%)                 to 25%)               - preferred stocks      - foreign fixed
                                                                                                 income securities
                                                                                                 (U.S. Dollar
                                                                                                 denominated)
-------------------------------------------------------------------------------------------------------------------
What other types of  - Currency              - Currency              - Borrowing for         - Borrowing for
investments may the    transactions            transactions            temporary or            temporary or
Portfolio use as     - Borrowing for         - Borrowing for           emergency purposes      emergency purposes
part of efficient      temporary or            temporary or            (up to 20%)             (up to 10%)
portfolio              emergency purposes      emergency purposes    - Currency              - Illiquid securities
management or to       (up to 10%)             (up to 10%)             transactions            (up to 10%)
enhance return?      - Illiquid securities   - Illiquid securities   - Options and futures   - Forward commitments
                       (up to 10%)             (up to 10%)           - Forward commitments   - When-issued/delayed
                     - Forward commitments   - Forward commitments   - Defensive               delivery
                     - When-issued/delayed   - When-issued/delayed     investments             transactions
                       delivery                delivery              - Illiquid securities   - Defensive
                       transactions            transactions            (up to 10%)             investments
                     - Defensive             - Defensive             - When-issued/delayed   - Zero coupon bonds
                       investments             investments             delivery              - Currency
                     - Special situations    - Special situations      transactions            transactions
                     - Options and futures   - Options and futures   - Special situations    - Futures
                     - Rights and warrants   - Rights and warrants   - REITs                 - Special situations
                     - Convertible           - Convertible                                   - Rights and warrants
                       securities (up to       securities (up to
                       20%)                    20%)
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Market volatility     - Market volatility     - Foreign exposure      - Market volatility
affect the           - Securities selection  - Securities selection  - Emerging markets      - Securities selection
Portfolio?           - Small and medium      - Growth stocks         - Market volatility     - Interest rate
                       sized companies       - Small and medium      - Small and medium        fluctuations
                     - Active trading          sized companies         sized companies       - Foreign exposure
                     - Hedging               - Active trading        - Natural resources     - Active trading
                     - Growth stocks         - Hedging                 sector                - Hedging
                                                                     - Securities selection  - Credit quality
                                                                     - Active trading
                                                                     - Hedging
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

       U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

---------------------------------------------------------------------------------------------------------
PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                              PORTFOLIO MANAGER
                              (AND/OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO              - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                 Senior Vice President             portfolio manager for the Portfolio
                                                                   since 1995. He joined Wellington
                                                                   Management in 1983 as a Global
                                                                   Industry Analyst.
                              ---------------------------------------------------------------------------
                               - Jeffrey L. Kripke                 Mr. Kripke joined Wellington
                                 Vice President                    Management in February 2001. Prior to
                                                                   Wellington, Mr. Kripke was an
                                                                   Associate Portfolio Manager at Merrill
                                                                   Lynch Asset Management from 1999-2001.
                                                                   Previous experience included positions
                                                                   with Morgan Stanley Asset Management
                                                                   (1997-1998) and Prudential Securities.
                              ---------------------------------------------------------------------------
                               - Francis C. Boggan, CFA            Mr. Boggan joined Wellington
                                 Vice President                    Management in January 2001. Prior to
                                                                   joining Wellington, Mr. Boggan was a
                                                                   Managing Director of Palladian Capital
                                                                   Management in Los Angeles (1998-2000).
                                                                   Previous experience included
                                                                   investment management positions with
                                                                   the Pioneer Group, Inc. (1991-1998)
                                                                   and Farmer's Group, Inc. (1981-1991).
                              ---------------------------------------------------------------------------
                               - John J. Harrington, CFA           Mr. Harrington has been a member of
                                 Vice President                    the AS Growth Team since 1995. Prior
                                                                   to joining Wellington Management, Mr.
                                                                   Harrington was a portfolio manager
                                                                   with Munder Capital Management (1991-
                                                                   1994) and Director of US Equity
                                                                   Research for BARRA RogersCasey
                                                                   (1987-1991).
---------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
 PORTFOLIO                       Senior Vice President             manager for the Portfolio since its
                                                                   inception in 1987. He joined
                                                                   Wellington Management in 1978 as a
                                                                   special situations analyst and became
                                                                   a portfolio manager in 1983.
---------------------------------------------------------------------------------------------------------
                               - Steven C. Angeli, CFA             Mr. Angeli has served as the assistant
                                 Senior Vice President             portfolio manager for the Portfolio
                                                                   since 1998. He joined Wellington
                                                                   Management as a research analyst in
                                                                   1994, after receiving his MBA from
                                                                   Darden Graduate School of Business
                                                                   Administration at the University of
                                                                   Virginia.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                              PORTFOLIO MANAGER
                              (AND/OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES PORTFOLIO   - James A. Bevilacqua, CFA          From 1998 to 2000, Mr. Bevilacqua was
                                Senior Vice President              the assistant portfolio manager of the
                                                                   Portfolio. He joined Wellington
                                                                   Management as an analyst in the global
                                                                   industry research group in 1994, after
                                                                   receiving his MBA from Stanford
                                                                   Graduate School of Business.
---------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
 PORTFOLIO                      Senior Vice President              manager for the Portfolio since 1994.
                                                                   He joined Wellington Management as a
                                                                   portfolio manager in 1983.
---------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                  NET                     DIVIDENDS   DIVIDENDS
                                                REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
-----------------------------------------------------------------------------------------------------------------------
                                                   Growth Portfolio
                                                       (Class 1)
12/31/98               $27.04       $0.11        $ 7.19        $ 7.30      $(0.14)     $(1.68)     $32.52        29.0%
12/31/99                32.52        0.08          8.31          8.39       (0.10)      (2.29)      38.52        26.9
12/31/00                38.52        0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42        (1.0)
12/31/01                34.42        0.09         (5.15)        (5.06)      (0.04)      (4.36)      24.96       (13.1)
12/31/02                24.96        0.11         (5.64)        (5.53)      (0.08)         --       19.35       (22.2)(3)
                                            Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59        0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02        0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44       (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61       (0.04)        (6.67)        (6.71)         --          --       22.90       (22.7)(3)
                                              Natural Resources Portfolio
                                                       (Class 1)
12/31/98               $14.42       $0.21        $(2.72)       $(2.51)     $(0.19)     $(0.13)     $11.59       (17.3)%
12/31/99                11.59        0.14          4.67          4.81       (0.18)        --        16.22        41.5
12/31/00                16.22        0.09          3.06          3.15       (0.14)        --        19.23        19.4
12/31/01                19.23        0.21         (0.49)        (0.28)      (0.07)      (1.22)      17.66        (1.0)
12/31/02                17.66        0.15          1.27          1.42       (0.16)      (0.95)      17.97         8.3
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64        0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68        0.82          0.70          1.52       (0.75)        --        14.45        11.4
12/31/01                14.45        0.76          0.24          1.00       (0.68)        --        14.77         6.9
12/31/02                14.77        0.65          0.72          1.37       (0.54)        --        15.60         9.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
--------------------  --------------------------------------------------
                                       Growth Portfolio
                                          (Class 1)
12/31/98              $  669,330      0.8%           0.4%         27.1%
12/31/99                 868,765      0.7            0.2          39.9
12/31/00                 914,186      0.7            0.2          69.8
12/31/01                 791,845      0.7(5)         0.3(5)       70.4
12/31/02                 520,917      0.7(4)         0.5(4)       69.6
                                Capital Appreciation Portfolio
                                          (Class 1)
12/31/98              $1,100,646      0.7%           0.1%         59.6%
12/31/99               1,986,888      0.7            0.2          63.7
12/31/00               1,954,892      0.7            0.2          84.2
12/31/01               1,628,155      0.8(5)        (0.2)(5)      68.2
12/31/02               1,021,172      0.8(4)        (0.2)(4)      79.5
                                 Natural Resources Portfolio
                                          (Class 1)
12/31/98              $   39,299      0.9%           1.6%         51.2%
12/31/99                  54,391      1.0            1.0          86.7
12/31/00                  71,625      0.9            0.5          85.0
12/31/01                  71,144      0.9(5)         1.1(5)       48.3
12/31/02                  87,637      0.9            0.8          57.8
                            Government and Quality Bond Portfolio
                                          (Class 1)
12/31/98              $  375,667      0.7%           5.5%        150.2%
12/31/99                 480,572      0.7            5.5          31.1
12/31/00                 532,223      0.7            5.9          57.9
12/31/01                 684,464      0.6(5)         5.2(5)       71.2
12/31/02                 885,969      0.6            4.3         107.6

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Includes expense reductions.
4 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      8

ACCOUNT INFORMATION.........................................      9

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     10

  Investment Selection......................................     10

  Investment Strategies.....................................     10

GLOSSARY....................................................     12

  Investment Terminology....................................     12

  Risk Terminology..........................................     14

MANAGEMENT..................................................     16

  Information about the Investment Adviser..................     16

  Information about the Subadviser..........................     16

  Portfolio Management......................................     17

  Custodian, Transfer and Dividend Paying Agent.............     18

FINANCIAL HIGHLIGHTS........................................     19

FOR MORE INFORMATION........................................     20

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's three separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 10, and the glossary that follows on page 12.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation            invests primarily in core
                                                              equity securities that are
                                                              widely diversified by
                                                              industry and company
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach; may
                                                              be concentrated and will
                                                              generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80%
                              security of principal           of net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities
                                                              (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
------------------------------------------------------------------------------------------------



                         Q&A





       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.




       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above- average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       INCOME is interest payments from bonds or dividends from stocks.




       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.




       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




       "NET ASSETS" will take into account borrowing for investment purposes.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?



A: The following section describes the principal risks of each Portfolio, while the chart on page 11 describes various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH and CAPITAL APPRECIATION PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in either of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for either of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

    Risks of Investing Internationally

    All of the Portfolios may invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1993                                                                 7.75%
1994                                                                -4.72%
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      -22.15%      1.85%      8.77%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      -21.54%     -0.71%      8.94%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                      CAPITAL      GOVERNMENT AND
                         GROWTH     APPRECIATION      QUALITY
                        PORTFOLIO    PORTFOLIO     BOND PORTFOLIO
                        ---------   ------------   --------------
                         Class 1      Class 1         Class 1
                        ---------   ------------   --------------
Management Fees.......    0.69%        0.70%           0.55%
Other Expenses........    0.06%        0.06%           0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........    0.75%        0.76%           0.60%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Growth and Capital Appreciation Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Growth Portfolio..........................................   $ 77     $240      $417      $  930
Capital Appreciation Portfolio............................   $ 78     $243      $422      $  942
Government and Quality Bond Portfolio.....................   $ 61     $192      $335      $  750

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                                                            GOVERNMENT AND
                                 GROWTH                  CAPITAL APPRECIATION                QUALITY BOND
-------------------------------------------------------------------------------------------------------------------
 What are the         - Equity securities:           - Equity securities:           - Fixed income securities:
 Portfolio's            - large-cap stocks             - large-cap stocks             - U.S. government securities
 principal              - mid-cap stocks               - mid-cap stocks               - high quality corporate
 investments?           - small-cap stocks             - small-cap stocks               bonds
                                                                                      - mortgage backed and asset
                                                                                        backed securities
-------------------------------------------------------------------------------------------------------------------
 What other types of  - Equity securities:           - Equity securities:           - Fixed income securities:
 investments or         - foreign equity securities    - foreign equity securities    - corporate bonds rated as
 strategies may the       including ADRs, EDRs or        including ADRs, EDRs or        low as "A" (up to 20%)
 Portfolio use to a       GDRs (up to 25%)               GDRs (up to 25%)             - foreign fixed income
 significant extent?                                                                    securities (U.S. Dollar
                                                                                        denominated)
-------------------------------------------------------------------------------------------------------------------
 What other types of  - Currency transactions        - Currency transactions        - Borrowing for temporary or
 investments may the  - Borrowing for temporary or   - Borrowing for temporary or     emergency purposes
 Portfolio use as       emergency purposes (up to      emergency purposes   (up to    (up to 10%)
 part of efficient      10%)                           10%)                         - Illiquid securities (up to
 portfolio            - Illiquid securities (up to   - Illiquid securities (up to     10%)
 management or to       10%)                           10%)                         - Forward commitments
 enhance return?      - Forward commitments          - Forward commitments          - When-issued/delayed delivery
                      - When-issued/delayed          - When-issued/delayed            transactions
                        delivery transactions          delivery transactions        - Defensive investments
                      - Defensive   investments      - Defensive investments        - Zero coupon bonds
                      - Special situations           - Special situations           - Currency transactions
                      - Options and futures          - Options and futures          - Futures
                      - Rights and warrants          - Rights and warrants          - Special situations
                      - Convertible securities (up   - Convertible securities (up   - Rights and warrants
                        to 20%)                        to 20%)
-------------------------------------------------------------------------------------------------------------------
 What risks normally  - Market volatility            - Market volatility            - Market volatility
 affect the           - Securities selection         - Securities selection         - Securities selection
 Portfolio?           - Small and medium sized       - Growth stocks                - Interest rate fluctuations
                        companies                    - Small and medium sized       - Foreign exposure
                      - Active trading                 companies                    - Active trading
                      - Hedging                      - Active trading               - Hedging
                      - Growth stocks                - Hedging                      - Credit quality
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

       U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                  Senior Vice President             portfolio manager for the Portfolio
                                                                    since 1995. He joined Wellington
                                                                    Management in 1983 as a Global
                                                                    Industry Analyst.
                               --------------------------------------------------------------------------
                                - Jeffrey L. Kripke                 Mr. Kripke joined Wellington
                                  Vice President                    Management in February 2001. Prior to
                                                                    Wellington, Mr. Kripke was an
                                                                    Associate Portfolio Manager at
                                                                    Merrill Lynch Asset Management from
                                                                    1999-2001. Previous experience
                                                                    included positions with Morgan
                                                                    Stanley Asset Management (1997-1998)
                                                                    and Prudential Securities.
                               --------------------------------------------------------------------------
                                - Francis C. Boggan, CFA            Mr. Boggan joined Wellington
                                  Vice President                    Management in January 2001. Prior to
                                                                    joining Wellington, Mr. Boggan was a
                                                                    Managing Director of Palladian
                                                                    Capital Management in Los Angeles
                                                                    (1998-2000). Previous experience
                                                                    included investment management
                                                                    positions with the Pioneer Group,
                                                                    Inc. (1991-1998) and Farmer's Group,
                                                                    Inc. (1981-1991).
                               --------------------------------------------------------------------------
                                - John J. Harrington, CFA           Mr. Harrington has been a member of
                                  Vice President                    the AS Growth Team since 1995. Prior
                                                                    to joining Wellington Management, Mr.
                                                                    Harrington was a portfolio manager
                                                                    with Munder Capital Management (1991-
                                                                    1994) and Director of US Equity
                                                                    Research for BARRA RogersCasey
                                                                    (1987-1991).
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President             manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Steven C. Angeli, CFA             Mr. Angeli has served as the
  PORTFOLIO (CONTINUED)          Senior Vice President              assistant portfolio manager for the
                                                                    Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since 1994.
                                                                    He joined Wellington Management as a
                                                                    portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                  NET                     DIVIDENDS   DIVIDENDS
                                                REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
-----------------------------------------------------------------------------------------------------------------------
                                                   Growth Portfolio
                                                       (Class 1)
12/31/98               $27.04       $0.11        $ 7.19        $ 7.30      $(0.14)     $(1.68)     $32.52        29.0%
12/31/99                32.52        0.08          8.31          8.39       (0.10)      (2.29)      38.52        26.9
12/31/00                38.52        0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42        (1.0)
12/31/01                34.42        0.09         (5.15)        (5.06)      (0.04)      (4.36)      24.96       (13.1)
12/31/02                24.96        0.11         (5.64)        (5.53)      (0.08)         --       19.35       (22.2)(3)
                                            Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59        0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02        0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44       (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61       (0.04)        (6.67)        (6.71)         --          --       22.90       (22.7)(3)
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64        0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68        0.82          0.70          1.52       (0.75)        --        14.45        11.4
12/31/01                14.45        0.76          0.24          1.00       (0.68)        --        14.77         6.9
12/31/02                14.77        0.65          0.72          1.37       (0.54)        --        15.60         9.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
--------------------  --------------------------------------------------
                                       Growth Portfolio
                                          (Class 1)
12/31/98              $  669,330      0.8%           0.4%         27.1%
12/31/99                 868,765      0.7            0.2          39.9
12/31/00                 914,186      0.7            0.2          69.8
12/31/01                 791,845      0.7(5)         0.3(5)       70.4
12/31/02                 520,917      0.7(4)         0.5(4)       69.6
                                Capital Appreciation Portfolio
                                          (Class 1)
12/31/98              $1,100,646      0.7%           0.1%         59.6%
12/31/99               1,986,888      0.7            0.2          63.7
12/31/00               1,954,892      0.7            0.2          84.2
12/31/01               1,628,155      0.8(5)        (0.2)(5)      68.2
12/31/02               1,021,172      0.8(4)        (0.2)(4)      79.5
                            Government and Quality Bond Portfolio
                                          (Class 1)
12/31/98              $  375,667      0.7%           5.5%        150.2%
12/31/99                 480,572      0.7            5.5          31.1
12/31/00                 532,223      0.7            5.9          57.9
12/31/01                 684,464      0.6(5)         5.2(5)       71.2
12/31/02                 885,969      0.6            4.3         107.6

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Includes expense reductions.
4 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      6

ACCOUNT INFORMATION.........................................      7

MORE INFORMATION ABOUT THE PORTFOLIO........................      8

  Investment Strategies.....................................      8

GLOSSARY....................................................      9

  Investment Terminology....................................      9

  Risk Terminology..........................................     10

MANAGEMENT..................................................     12

  Information about the Investment Adviser..................     12

  Information about the Subadviser..........................     12

  Portfolio Management......................................     12

  Custodian, Transfer and Dividend Paying Agent.............     12

FINANCIAL HIGHLIGHTS........................................     13

FOR MORE INFORMATION........................................     14

                         Q&A





       INCOME is interest payments from bonds or dividends from stocks.




       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




       "NET ASSETS" will take into account borrowing for investment purposes.


--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about one of the Trust's separate investment series (the Portfolio) and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," beginning on page 8, and the glossary that follows on page 9.

Q:  WHAT IS THE PORTFOLIO'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A:


------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80%
                              security of principal           of net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities
                                                              (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
------------------------------------------------------------------------------------------------

    There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 8 describes various additional risks.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

    Risks of Investing Internationally

    The Portfolio may invest in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Additional Principal Risks

    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                         GOVERNMENT AND
                            QUALITY
                         BOND PORTFOLIO
                         --------------
                            Class 1
                         --------------
Management Fees.......       0.55%
Other Expenses........       0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........       0.60%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Government and Quality Bond Portfolio.....................   $61      $192      $335       $750

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolio, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. The Portfolio may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of the Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.

TAXABILITY OF THE PORTFOLIO The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.


----------------------------------------------------------------------------------------------------------------
                                                                             GOVERNMENT AND
                                                                              QUALITY BOND
----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investments?          - Fixed income securities:
                                                           - U.S. government securities
                                                           - high quality corporate bonds
                                                           - mortgage backed and asset backed securities
----------------------------------------------------------------------------------------------------------------
What other types of investments or strategies may the    - Fixed income securities:
Portfolio use to a significant extent?                     - corporate bonds rated as low as "A" (up to 20%)
                                                           - foreign fixed income securities (U.S. Dollar
                                                             denominated)
----------------------------------------------------------------------------------------------------------------
What other types of investments may the Portfolio use    - Borrowing for temporary or emergency purposes
as part of efficient portfolio management or to enhance    (up to 10%)
return?                                                  - Illiquid securities (up to 10%)
                                                         - Forward commitments
                                                         - When-issued/delayed delivery transactions
                                                         - Defensive investments
                                                         - Zero coupon bonds
                                                         - Currency transactions
                                                         - Futures
                                                         - Special situations
                                                         - Rights and warrants
----------------------------------------------------------------------------------------------------------------
What risks normally affect the Portfolio?                - Market volatility
                                                         - Securities selection
                                                         - Interest rate fluctuations
                                                         - Foreign exposure
                                                         - Active trading
                                                         - Hedging
                                                         - Credit quality
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio's net asset value and the cost may reduce the Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. The Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, the Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for the Portfolio. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company
II. For the fiscal year ended December 31, 2002, the Portfolio paid SAAMCo a fee equal to 0.55% of its average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to the Portfolio, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for the Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND  - John C. Keogh                     Mr. Keogh has served as the portfolio
  PORTFOLIO                      Senior Vice President             manager for the Portfolio since 1994.
                                                                   He joined Wellington Management as a
                                                                   portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                  NET                     DIVIDENDS   DIVIDENDS
                                                REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
-----------------------------------------------------------------------------------------------------------------------
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64        0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68        0.82          0.70          1.52       (0.75)         --       14.45        11.4
12/31/01                14.45        0.76          0.24          1.00       (0.68)         --       14.77         6.9
12/31/02                14.77        0.65          0.72          1.37       (0.54)         --       15.60         9.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
--------------------  --------------------------------------------------
                            Government and Quality Bond Portfolio
                                          (Class 1)
12/31/98              $  375,667      0.7%           5.5%        150.2%
12/31/99                 480,572      0.7            5.5          31.1
12/31/00                 532,223      0.7            5.9          57.9
12/31/01                 684,464      0.6(3)         5.2(3)       71.2
12/31/02                 885,969      0.6            4.3         107.6

---------------
(1) Calculated based upon average shares outstanding.
(2) Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
(3) The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 1 SHARES, FORMERLY CLASS A SHARES)

             --    Capital Appreciation Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      7

ACCOUNT INFORMATION.........................................      8

MORE INFORMATION ABOUT THE PORTFOLIOS.......................      9

  Investment Selection......................................      9

  Investment Strategies.....................................      9

GLOSSARY....................................................     11

  Investment Terminology....................................     11

  Risk Terminology..........................................     13

MANAGEMENT..................................................     15

  Information about the Investment Adviser..................     15

  Information about the Subadviser..........................     15

  Portfolio Management......................................     16

  Custodian, Transfer and Dividend Paying Agent.............     16

FINANCIAL HIGHLIGHTS........................................     17

FOR MORE INFORMATION........................................     18

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's two separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 9, and the glossary that follows on page 11.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a
                                                              wide range of industries and
                                                              companies, using a
                                                              wide-ranging and flexible
                                                              stock picking approach
------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80%
                              security of principal           of net assets in obligations
                                                              issued, guaranteed or insured
                                                              by the U.S. government, its
                                                              agencies or instrumentalities
                                                              and in high quality corporate
                                                              fixed income securities
                                                              (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
------------------------------------------------------------------------------------------------



                         Q&A





       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above- average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       INCOME is interest payments from bonds or dividends from stocks.




       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.




       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




       "NET ASSETS" will take into account borrowing for investment purposes.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 10 describes various additional risks.

    Risks of Investing in Equity Securities

    The CAPITAL APPRECIATION PORTFOLIO invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for this Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

    Risks of Investing Internationally

    Both of the Portfolios may invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the CAPITAL APPRECIATION PORTFOLIO.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 1 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                           CAPITAL      GOVERNMENT AND
                         APPRECIATION      QUALITY
                          PORTFOLIO     BOND PORTFOLIO
                         ------------   --------------
                           Class 1         Class 1
                         ------------   --------------
Management Fees.......      0.70%           0.55%
Other Expenses........      0.06%           0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........      0.76%           0.60%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Capital Appreciation Portfolio.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Capital Appreciation Portfolio............................   $78      $243      $422       $942
Government and Quality Bond Portfolio.....................   $61      $192      $335       $750

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 1 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-----------------------------------------------------------------------------------------------------------------
                                                   PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                        GOVERNMENT AND
                                               CAPITAL APPRECIATION                      QUALITY BOND
-----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal     - Equity securities:                  - Fixed income securities:
investments?                             - large-cap stocks                    - U.S. government securities
                                         - mid-cap stocks                      - high quality corporate bonds
                                         - small-cap stocks                    - mortgage backed and asset backed
                                                                                 securities
-----------------------------------------------------------------------------------------------------------------
What other types of investments or     - Equity securities:                  - Fixed income securities:
strategies may the Portfolio use to a    - foreign equity securities           - corporate bonds rated as low as
significant extent?                        including ADRs, EDRs or GDRs (up      "A" (up to 20%)
                                           to 25%)                             - foreign fixed income securities
                                                                                 (U.S. Dollar denominated)
-----------------------------------------------------------------------------------------------------------------
What other types of investments may    - Currency transactions               - Borrowing for temporary or
the Portfolio use as part of           - Borrowing for temporary or            emergency purposes (up to 10%)
efficient portfolio management or to     emergency purposes (up to 10%)      - Illiquid securities (up to 10%)
enhance return?                        - Illiquid securities (up to 10%)     - Forward commitments
                                       - Forward commitments                 - When-issued/delayed delivery
                                       - When-issued/delayed delivery          transactions
                                         transactions                        - Defensive investments
                                       - Defensive investments               - Zero coupon bonds
                                       - Special situations                  - Currency transactions
                                       - Options and futures                 - Futures
                                       - Rights and warrants                 - Special situations
                                       - Convertible securities (up to 20%)  - Rights and warrants
-----------------------------------------------------------------------------------------------------------------
What risks normally affect the         - Market volatility                   - Market volatility
Portfolio?                             - Securities selection                - Securities selection
                                       - Growth stocks                       - Interest rate fluctuations
                                       - Small and medium sized companies    - Foreign exposure
                                       - Active trading                      - Active trading
                                       - Hedging                             - Hedging
                                                                             - Credit quality
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

       U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Capital Appreciation Portfolio..............................  0.70%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983.
                               --------------------------------------------------------------------------
                                - Steven C. Angeli, CFA             Mr. Angeli has served as the
                                 Senior Vice President              assistant portfolio manager for the
                                                                    Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since 1994.
                                                                    He joined Wellington Management as a
                                                                    portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                  NET                     DIVIDENDS   DIVIDENDS
                                                REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
-----------------------------------------------------------------------------------------------------------------------
                                            Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59        0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02        0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44       (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61       (0.04)        (6.67)        (6.71)         --          --       22.90       (22.7)(3)
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64        0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68        0.82          0.70          1.52       (0.75)        --        14.45        11.4
12/31/01                14.45        0.76          0.24          1.00       (0.68)        --        14.77         6.9
12/31/02                14.77        0.65          0.72          1.37       (0.54)        --        15.60         9.3


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
--------------------  --------------------------------------------------
                                Capital Appreciation Portfolio
                                          (Class 1)
12/31/98              $1,100,646      0.7%           0.1%         59.6%
12/31/99               1,986,888      0.7            0.2          63.7
12/31/00               1,954,892      0.7            0.2          84.2
12/31/01               1,628,155      0.8(5)        (0.2)(5)      68.2
12/31/02               1,021,172      0.8(4)        (0.2)(4)      79.5
                            Government and Quality Bond Portfolio
                                          (Class 1)
12/31/98              $  375,667      0.7%           5.5%        150.2%
12/31/99                 480,572      0.7            5.5          31.1
12/31/00                 532,223      0.7            5.9          57.9
12/31/01                 684,464      0.6(5)         5.2(5)       71.2
12/31/02                 885,969      0.6            4.3         107.6

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Includes expense reductions.
4 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 2 SHARES, FORMERLY CLASS B SHARES)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     10

ACCOUNT INFORMATION.........................................     10

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     12

  Investment Selection......................................     12

  Investment Strategies.....................................     12

GLOSSARY....................................................     14

  Investment Terminology....................................     14

  Risk Terminology..........................................     16

MANAGEMENT..................................................     18

  Information about the Investment Adviser..................     18

  Information about the Subadviser..........................     18

  Portfolio Management......................................     19

  Custodian, Transfer and Dividend Paying Agent.............     20

FINANCIAL HIGHLIGHTS........................................     21

FOR MORE INFORMATION........................................     22

                                      Q&A




       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

       A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's four separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 12, and the glossary that follows on page 14.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


----------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
----------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation            invests primarily in core equity
                                                              securities that are widely
                                                              diversified by industry and
                                                              company
----------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a wide
                                                              range of industries and
                                                              companies, using a wide-ranging
                                                              and flexible stock picking
                                                              approach; may be concentrated and
                                                              will generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
----------------------------------------------------------------------------------------------------
  NATURAL RESOURCES           total return in excess of       using a value approach, invests
  PORTFOLIO                   the U.S. rate of inflation      primarily in equity securities of
                              as represented by the           U.S. or foreign companies that
                              Consumer Price Index            are expected to provide favorable
                                                              returns in periods of rising
                                                              inflation; under normal
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
----------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80% of
                              security of principal           net assets in obligations issued,
                                                              guaranteed or insured by the U.S.
                                                              government, its agencies or
                                                              instrumentalities and in high
                                                              quality corporate fixed income
                                                              securities (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
----------------------------------------------------------------------------------------------------

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

       INCOME is interest payments from bonds or dividends from stocks.

       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

       "NET ASSETS" will take into account borrowing for investment purposes.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 13 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

    Risks of Investing Internationally

    All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
2002                                                               -22.28%

During the one-year period shown in the bar chart, the highest return for a quarter was 7.74% (quarter ended 12/31/02) and the lowest return for a quarter was -17.44% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------
 Growth Portfolio Class 2                                      -22.28%      -16.50%
-------------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                                      -21.54%      -17.03%
-------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 shares is July 9, 2001.

(2) The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
2002                                                                      -22.80%

During the one-year period shown in the bar chart, the highest return for a quarter was 7.03% (quarter ended 12/31/02) and the lowest return for a quarter was -14.28% (quarter ended 6/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 2                        -22.80%      -17.87%
-------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                               -28.03%      -22.07%
-------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 shares is July 9, 2001.

(2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
2002                                                                      8.24%

During the one-year period shown in the bar chart, the highest return for a quarter was 16.78% (quarter ended 3/31/02) and the lowest return for a quarter was -15.24% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 2                            8.24%         3.83%
--------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                -22.10%       -17.60%
--------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(3)                             -2.29%        -0.34%
--------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(3)                                   -5.26%        -7.03%
--------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(3)                -13.30%       -14.87%
--------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 shares is July 9, 2001.

(2) The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

(3) The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

     The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

     The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
2002                                                                           9.11%

During the one-year period shown in the bar chart, the highest return for a quarter was 4.38% (quarter ended 9/30/02) and the lowest return for a quarter was 0.27% (quarter ended 3/31/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 2                  9.11%        8.67%
-------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(2)                  10.26%        9.81%
-------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 shares is July 9, 2001.

(2) The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                           CAPITAL APPRECIATION   NATURAL RESOURCES   GOVERNMENT AND QUALITY
                        GROWTH PORTFOLIO        PORTFOLIO             PORTFOLIO           BOND PORTFOLIO
                        ----------------   --------------------   -----------------   ----------------------
                            Class 2              Class 2               Class 2               Class 2
                        ----------------   --------------------   -----------------   ----------------------
Management Fees.......       0.69%                0.70%                 0.75%                 0.55%
Service (12b-1)
  Fees................       0.15%                0.15%                 0.15%                 0.15%
Other Expenses........       0.06%                0.06%                 0.14%                 0.05%
Total Annual Portfolio
  Operating
  Expenses(1).........       0.90%                0.91%                 1.04%                 0.75%

(1) Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Growth and Capital Appreciation Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth Portfolio............................................   $ 92     $287      $498      $1,108
Capital Appreciation Portfolio..............................   $ 93     $290      $504      $1,120
Natural Resources Portfolio.................................   $106     $331      $574      $1,271
Government and Quality Bond Portfolio.......................   $ 77     $240      $417      $  930

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 2 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a

Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such Class 2 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.


Because Class 2 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.


-------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES         GOVERNMENT AND
                                                                                                  QUALITY BOND
-------------------------------------------------------------------------------------------------------------------
What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
Portfolio's            - large-cap stocks      - large-cap stocks      - large-cap stocks      securities:
principal              - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - U.S. government
investments?           - small-cap stocks      - small-cap stocks      - small-cap stocks        securities
                                                                       - foreign equity        - high quality
                                                                         securities              corporate bonds
                                                                         including ADRs,       - mortgage backed
                                                                         EDRs, or GDRs           and asset backed
                                                                                                 securities
-------------------------------------------------------------------------------------------------------------------
What other types of  - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
investments or         - foreign equity        - foreign equity        - rights                securities:
strategies may the       securities              securities            - warrants              - corporate bonds
Portfolio use to a       including ADRs,         including ADRs,     - Fixed income              rated as low as
significant extent?      EDRs or GDRs (up        EDRs or GDRs (up      securities:               "A" (up to 20%)
                         to 25%)                 to 25%)               - preferred stocks      - foreign fixed
                                                                                                 income securities
                                                                                                 (U.S. dollar
                                                                                                 denominated)
-------------------------------------------------------------------------------------------------------------------
What other types of  - Currency              - Currency              - Borrowing for         - Borrowing for
investments may the    transactions            transactions            temporary or            temporary or
Portfolio use as     - Borrowing for         - Borrowing for           emergency purposes      emergency purposes
part of efficient      temporary or            temporary or            (up to 20%)             (up to 10%)
portfolio              emergency purposes      emergency purposes    - Currency              - Illiquid securities
management or to       (up to 10%)             (up to 10%)             transactions            (up to 10%)
enhance return?      - Illiquid securities   - Illiquid securities   - Options and futures   - Forward commitments
                       (up to 10%)             (up to 10%)           - Forward commitments   - When-issued/delayed
                     - Forward commitments   - Forward commitments   - Defensive               delivery
                     - When-issued/delayed   - When-issued/delayed     investments             transactions
                       delivery                delivery              - Illiquid securities   - Defensive
                       transactions            transactions            (up to 10%)             investments
                     - Defensive             - Defensive             - When-issued/delayed   - Zero coupon bonds
                       investments             investments             delivery              - Currency
                     - Special situations    - Special situations      transactions            transactions
                     - Options and futures   - Options and futures   - Special situations    - Futures
                     - Rights and warrants   - Rights and warrants   - REITs                 - Special situations
                     - Convertible           - Convertible                                   - Rights and warrants
                       securities (up to       securities (up to
                       20%)                    20%)
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Market volatility     - Market volatility     - Foreign exposure      - Market volatility
affect the           - Securities selection  - Securities selection  - Emerging markets      - Securities selection
Portfolio?           - Small and medium      - Growth stocks         - Market volatility     - Interest rate
                       sized companies       - Small and medium      - Small and medium        fluctuations
                     - Active trading          sized companies         sized companies       - Foreign exposure
                     - Hedging               - Active trading        - Natural resources     - Active trading
                     - Growth stocks         - Hedging                 sector                - Hedging
                                                                     - Securities selection  - Credit quality
                                                                     - Active trading
                                                                     - Hedging
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.


     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO               - Matthew E. Megargel, CFA         Mr. Megargel has served as the
                                    Senior Vice President           portfolio manager for the Portfolio
                                                                    since 1995. He joined Wellington
                                                                    Management in 1983 as a Global
                                                                    Industry Analyst. Mr. Megargel also
                                                                    manages the Multi-Asset Portfolio and
                                                                    Growth and Income Portfolio.
                               --------------------------------------------------------------------------
                                 - Jeffrey L. Kripke                Mr. Kripke joined Wellington
                                    Vice President                  Management in February 2001. Prior to
                                                                    Wellington, Mr. Kripke was an
                                                                    Associate Portfolio Manager at
                                                                    Merrill Lynch Asset Management from
                                                                    1999-2001. Previous experience
                                                                    included positions with Morgan
                                                                    Stanley Asset Management (1997-1998)
                                                                    and Prudential Securities.
                               --------------------------------------------------------------------------
                                 - Francis C. Boggan, CFA           Mr. Boggan joined Wellington
                                    Vice President                  Management in January 2001. Prior to
                                                                    joining Wellington, Mr. Boggan was a
                                                                    Managing Director of Palladian
                                                                    Capital Management in Los Angeles
                                                                    (1998-2000). Previous experience
                                                                    included investment management
                                                                    positions with the Pioneer Group,
                                                                    Inc. (1991-1998) and Farmer's Group,
                                                                    Inc. (1981-1991).
                               --------------------------------------------------------------------------
                                 - John J. Harrington, CFA          Mr. Harrington has been a member of
                                    Vice President                  the AS Growth Team since 1995. Prior
                                                                    to joining Wellington Management, Mr.
                                                                    Harrington was a portfolio manager
                                                                    with Munder Capital Management (1991-
                                                                    1994) and Director of US Equity
                                                                    Research for BARRA RogersCasey
                                                                    (1987-1991).
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION           - Robert D. Rands, CFA             Mr. Rands has served as the portfolio
  PORTFOLIO                         Senior Vice President           manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION           - Steven C. Angeli, CFA            Mr. Angeli has served as the
  PORTFOLIO                         Senior Vice President           assistant portfolio manager for the
  (CONTINUED)                                                       Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO    - James A. Bevilacqua, CFA         From 1998 to 2000, Mr. Bevilacqua was
                                    Senior Vice President           the assistant portfolio manager of
                                                                    the Portfolio. He joined Wellington
                                                                    Management as an analyst in the
                                                                    global industry research group in
                                                                    1994, after receiving his MBA from
                                                                    Stanford Graduate School of Business.
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND    - John C. Keogh                    Mr. Keogh has served as the portfolio
  PORTFOLIO                         Senior Vice President           manager for the Portfolio since 1994.
                                                                    He joined Wellington Management as a
                                                                    portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 2 shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 2 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                         NET                     DIVIDENDS   DIVIDENDS
                                       REALIZED       TOTAL      DECLARED    FROM NET                                NET
             NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                  ASSETS
               VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                    END OF
 PERIOD      BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL        PERIOD
 ENDED       OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)     (000'S)
-----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Portfolio -- Class 2
12/31/01(3)   $30.35       $0.03        $(1.03)       $(1.00)     $(0.04)     $(4.36)     $24.95        (1.5)%     $  8,965
12/31/02       24.95        0.09         (5.65)        (5.56)      (0.05)         --       19.34       (22.3)(6)     32,458
                                          Capital Appreciation Portfolio -- Class 2
12/31/01(3)    42.82          --         (3.28)        (3.28)      (0.09)      (9.85)      29.60        (3.3)        16,565
12/31/02       29.60       (0.07)        (6.68)        (6.75)         --          --       22.85       (22.8)(6)     63,049
                                           Natural Resources Portfolio -- Class 2
12/31/01(3)    19.46        0.03         (0.56)        (0.53)      (0.07)      (1.22)      17.64        (2.3)           991
12/31/02       17.64        0.11          1.29          1.40       (0.13)      (0.95)      17.96         8.2          7,143
                                      Government and Quality Bond Portfolio -- Class 2
12/31/01(3)    14.90        0.26          0.28          0.54       (0.67)         --       14.77         3.7         19,713
12/31/02       14.77        0.62          0.71          1.33       (0.51)         --       15.59         9.1        121,074


                         RATIO OF NET
           RATIO OF       INVESTMENT
           EXPENSES         INCOME        PORTFOLIO
 PERIOD   TO AVERAGE      TO AVERAGE      TURNOVER
 ENDED    NET ASSETS      NET ASSETS        RATE
                 Growth Portfolio -- Class 2
12/31/01     0.9%(4,5)        0.3%(4,5)      70.4%
12/31/02     0.9(7)           0.4(7)         69.6
          Capital Appreciation Portfolio -- Class 2
12/31/01     0.9(4,5)        (0.2)(4,5)      68.2
12/31/02     0.9(7)          (0.3)(7)        79.5
           Natural Resources Portfolio -- Class 2
12/31/01     1.1(4,5)         0.5(4,5)       48.3
12/31/02     1.1              0.6            57.8
                 Government and Quality Bond
                     Portfolio -- Class 2
12/31/01     0.8(4,5)         4.5(4,5)       71.2
12/31/02     0.8              4.0           107.6


---------------
(1) Calculated based upon average shares outstanding.
(2) Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, the total return would have been lower for each period presented.
(3) Inception date of class is July 9, 2001.
(4) Annualized.
(5) The ratio is net of custody credit of less than 0.01%.
(6) Includes expense reductions.
(7) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                   (CLASS 2 SHARES, FORMERLY CLASS B SHARES)

                      --    Capital Appreciation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      6

ACCOUNT INFORMATION.........................................      6

MORE INFORMATION ABOUT THE PORTFOLIO........................      8

  Investment Selection......................................      8

  Investment Strategies.....................................      8

GLOSSARY....................................................     10

  Investment Terminology....................................     10

  Risk Terminology..........................................     11

MANAGEMENT..................................................     13

  Information about the Investment Adviser..................     13

  Information about the Subadviser..........................     13

  Portfolio Management......................................     14

  Custodian, Transfer and Dividend Paying Agent.............     14

FINANCIAL HIGHLIGHTS........................................     15

FOR MORE INFORMATION........................................     16

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about one of the Trust's separate investment series (the Portfolio) and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," on page 8, and the glossary that follows on page 10.

Q:  WHAT ARE THE PORTFOLIO'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A:


----------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
----------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a wide
                                                              range of industries and
                                                              companies, using a wide-ranging
                                                              and flexible stock picking
                                                              approach
----------------------------------------------------------------------------------------------------

    There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 9 describes various additional risks.

    Risks of Investing in Equity Securities

    The CAPITAL APPRECIATION PORTFOLIO invests primarily in equities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing Internationally

    The Portfolio may invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.



                         Q&A




       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above- average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       "NET ASSETS" will take into account borrowing for investment purposes.

     Additional Principal Risks

     Shares of Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 2)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
2002                                                                      -22.80%

During the one-year period shown in the bar chart, the highest return for a quarter was 7.03% (quarter ended 12/31/02) and the lowest return for a quarter was -14.28% (quarter ended 6/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 2                        -22.80%      -17.87%
-------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                               -28.03%      -22.07%
-------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1  Inception date for Class 2 shares is July 9, 2001.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 2 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                              CAPITAL APPRECIATION
                                                                   PORTFOLIO
                                                              --------------------
                                                                    Class 2
                                                              --------------------
Management Fees.............................................         0.70%
Service (12b-1) Fees........................................         0.15%
Other Expenses..............................................         0.06%
Total Annual Portfolio Operating Expenses(1)................         0.91%

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Operating Expenses" would have remained the same for the Portfolio.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Capital Appreciation Portfolio............................   $93      $290      $504      $1,120

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 2 shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 2 shares of the Portfolio, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 3 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. The Portfolio may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such Class 2 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 2 shares. Because these fees are paid out of the Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for the Portfolio, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 shares will generally be lower than the net asset value per share of the Class 1 shares of the Portfolio.

The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of the Portfolio for NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.

The per share dividends on Class 2 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF THE PORTFOLIO The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.

----------------------------------------------------------------------------------------------------------------
                                                                          CAPITAL APPRECIATION
----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investments?          - Equity securities:
                                                           - large-cap stocks
                                                           - mid-cap stocks
                                                           - small-cap stocks
----------------------------------------------------------------------------------------------------------------
What other types of investments or strategies may the    - Equity securities:
Portfolio use to a significant extent?                    - foreign equity securities including ADRs, EDRs or
                                                          GDRs (up to 25%)
----------------------------------------------------------------------------------------------------------------
What other types of investments may the Portfolio use    - Currency   transactions
as part of efficient portfolio management or to enhance  - Borrowing for temporary or emergency purposes   (up
return?                                                  to 10%)
                                                         - Illiquid securities (up to 10%)
                                                         - Forward commitments
                                                         - When-issued/delayed delivery transactions
                                                         - Defensive   investments
                                                         - Special situations
                                                         - Options and futures
                                                         - Rights and warrants
                                                         - Convertible securities (up to 20%)
----------------------------------------------------------------------------------------------------------------
What risks normally affect the Portfolio?                - Market volatility
                                                         - Securities selection
                                                         - Growth stocks
                                                         - Small and medium sized companies
                                                         - Active trading
                                                         - Hedging
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio's net asset value and the cost may reduce the Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within the Portfolio's investments may change over time; however, the Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolio may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. The Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, the Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for the Portfolio. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company
II. For the fiscal year ended December 31, 2002, the Portfolio paid SAAMCo a fee equal to 0.70% of its average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to the Portfolio, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for the Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983.
                               --------------------------------------------------------------------------
                                - Steven C. Angeli, CFA             Mr. Angeli has served as the
                                 Senior Vice President              assistant portfolio manager for the
                                                                    Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 2 shares of the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 2 share of the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                         NET                     DIVIDENDS   DIVIDENDS
                                       REALIZED       TOTAL      DECLARED    FROM NET                                NET
             NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                  ASSETS
               VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                    END OF
 PERIOD      BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL        PERIOD
 ENDED       OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)     (000'S)
-----------------------------------------------------------------------------------------------------------------------------
                                          Capital Appreciation Portfolio -- Class 2
12/31/01(3)   $42.82       $  --        $(3.28)       $(3.28)     $(0.09)     $(9.85)     $29.60        (3.3)%     $ 16,565
12/31/02       29.60       (0.07)        (6.68)        (6.75)        --          --        22.85       (22.8)(6)     63,049


                         RATIO OF NET
           RATIO OF       INVESTMENT
           EXPENSES         INCOME         PORTFOLIO
 PERIOD   TO AVERAGE      TO AVERAGE       TURNOVER
 ENDED    NET ASSETS      NET ASSETS         RATE
          Capital Appreciation Portfolio -- Class 2
12/31/01     0.9%(4,5)       (0.2)%(4,5)      68.2%
12/31/02     0.9(7)          (0.3)(7)         79.5

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, the total return would have been lower for each period presented.
3 Inception date of class is July 9, 2001.
4 Annualized.
5 The ratio is net of custody credit of less than 0.01%.
6 Includes expense reductions.
7 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (CLASS 3 SHARES)

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     11

ACCOUNT INFORMATION.........................................     11

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Selection......................................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     15

  Investment Terminology....................................     15

  Risk Terminology..........................................     17

MANAGEMENT..................................................     19

  Information about the Investment Adviser..................     19

  Information about the Subadviser..........................     19

  Portfolio Management......................................     20

  Custodian, Transfer and Dividend Paying Agent.............     21

FINANCIAL HIGHLIGHTS........................................     22

FOR MORE INFORMATION........................................     24

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's four separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 13, and the glossary that follows on page 15.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


----------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
----------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation            invests primarily in core equity
                                                              securities that are widely
                                                              diversified by industry and
                                                              company
----------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a wide
                                                              range of industries and
                                                              companies, using a wide-ranging
                                                              and flexible stock picking
                                                              approach; may be concentrated and
                                                              will generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
----------------------------------------------------------------------------------------------------
  NATURAL RESOURCES           total return in excess of       using a value approach, invests
  PORTFOLIO                   the U.S. rate of inflation      primarily in equity securities of
                              as represented by the           U.S. or foreign companies that
                              Consumer Price Index            are expected to provide favorable
                                                              returns in periods of rising
                                                              inflation; under normal
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
----------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80% of
                              security of principal           net assets in obligations issued,
                                                              guaranteed or insured by the U.S.
                                                              government, its agencies or
                                                              instrumentalities and in high
                                                              quality corporate fixed income
                                                              securities (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
----------------------------------------------------------------------------------------------------



                         Q&A




       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.



       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above- average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.



       INCOME is interest payments from bonds or dividends from stocks.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.




       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



       "NET ASSETS" will take into account borrowing for investment purposes.

                   Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE
                       PORTFOLIOS?


                   A: The following section describes the principal risks of each Portfolio, while the chart beginning on page 14 describes various additional risks.

                       Risks of Investing in Equity Securities

                       The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

                       Risks of Investing in Bonds

                       The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

                       Risks of Investing Internationally

                       All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class 1 (formerly Class A) shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1993                                                                 7.75%
1994                                                                -4.72%
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                                      -22.15%      1.85%      8.77%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Index(1)                                      -21.54%     -0.71%      8.94%
---------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because those shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because those shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1993                                                                     36.15%
1994                                                                      1.01%
1995                                                                     17.46%
1996                                                                     14.11%
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1                          8.33%        8.42%       9.70%
---------------------------------------------------------------------------------------------
 S&P 500(R)(1)                                              -22.10%       -0.58%       9.35%
---------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(2)                           -2.29%        1.31%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(2)                                 -5.26%        4.22%         N/A
---------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(2)              -13.30%       -8.87%         N/A
---------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because those shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

2 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1                  9.33%      6.94%       7.05%
---------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(1)                  10.26%      7.54%       7.51%
---------------------------------------------------------------------------------------------

* Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because those shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 3 shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                                 GOVERNMENT
                                      CAPITAL       NATURAL     AND QUALITY
                         GROWTH     APPRECIATION   RESOURCES        BOND
                        PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                        ---------   ------------   ---------    -----------
                         CLASS 3      CLASS 3       CLASS 3       CLASS 3
                        ---------   ------------   ---------   --------------
Management Fees.......    0.69%         0.70%        0.75%          0.55%
Service (12b-1)
  Fees................    0.25%         0.25%        0.25%          0.25%
Other Expenses(1).....    0.06%         0.06%        0.14%          0.05%
Total Annual Portfolio
  Operating
  Expenses(1,2).......    1.00%         1.01%        1.14%          0.85%

1 Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

2 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Growth and Capital Appreciation Portfolios.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Growth Portfolio............................................   $102     $318      $552      $1,225
Capital Appreciation Portfolio..............................   $102     $322      $558      $1,236
Natural Resources Portfolio.................................   $116     $362      $628      $1,386
Government and Quality Bond Portfolio.......................   $ 87     $271      $471      $1,049

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class 3 shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate

Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 2 shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.


Because Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally,

4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

--------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
                                                                                                  GOVERNMENT AND
                              GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES          QUALITY BOND
--------------------------------------------------------------------------------------------------------------------
What are the          - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
Portfolio's             - large-cap stocks      - large-cap stocks      - large-cap stocks      securities:
principal               - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - U.S. government
investments?            - small-cap stocks      - small-cap stocks      - small-cap stocks        securities
                                                                        - foreign equity        - high quality
                                                                          securities              corporate bonds
                                                                          including ADRs,       - mortgage backed
                                                                          EDRs, or GDRs           and asset backed
                                                                                                  securities
--------------------------------------------------------------------------------------------------------------------
What other types of   - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
investments or          - foreign equity        - foreign equity        - rights                securities:
strategies may the        securities              securities            - warrants              - corporate bonds
Portfolio use to a        including ADRs,         including ADRs,     - Fixed income              rated as low as
significant extent?       EDRs or GDRs (up        EDRs or GDRs (up      securities:               "A" (up to 20%)
                          to 25%)                 to 25%)               - preferred stocks      - foreign fixed
                                                                                                  income securities
                                                                                                  (U.S. dollar
                                                                                                  denominated)
--------------------------------------------------------------------------------------------------------------------
What other types of   - Currency              - Currency              - Borrowing for         - Borrowing for
investments may the     transactions            transactions            temporary or            temporary or
Portfolio use as      - Borrowing for         - Borrowing for           emergency purposes      emergency purposes
part of efficient       temporary or            temporary or            (up to 20%)             (up to 10%)
portfolio management    emergency purposes      emergency purposes    - Currency              - Illiquid securities
or to enhance           (up to 10%)             (up to 10%)             transactions            (up to 10%)
return?               - Illiquid securities   - Illiquid securities   - Options and futures   - Forward commitments
                        (up to 10%)             (up to 10%)           - Forward commitments   - When-issued/delayed
                      - Forward commitments   - Forward commitments   - Defensive               delivery
                      - When-issued/delayed   - When-issued/delayed     investments             transactions
                        delivery                delivery              - Illiquid securities   - Defensive
                        transactions            transactions            (up to 10%)             investments
                      - Defensive             - Defensive             - When-issued/delayed   - Zero coupon bonds
                        investments             investments             delivery              - Currency
                      - Special situations    - Special situations      transactions            transactions
                      - Options and futures   - Options and futures   - Special situations    - Futures
                      - Rights and warrants   - Rights and warrants   - REITs                 - Special situations
                      - Convertible           - Convertible                                   - Rights and warrants
                        securities (up to       securities (up to
                        20%)                    20%)
--------------------------------------------------------------------------------------------------------------------
What risks normally   - Market volatility     - Market volatility     - Foreign exposure      - Market volatility
affect the            - Securities selection  - Securities selection  - Emerging markets      - Securities selection
Portfolio?            - Small and medium      - Growth stocks         - Market volatility     - Interest rate
                        sized companies       - Small and medium      - Small and medium        fluctuations
                      - Active trading          sized companies         sized companies       - Foreign exposure
                      - Hedging               - Active trading        - Natural resources     - Active trading
                      - Growth stocks         - Hedging                 sector                - Hedging
                                                                      - Securities selection  - Credit quality
                                                                      - Active trading
                                                                      - Hedging
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

       U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET BACKED SECURITIES.


     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses without having to sell other portfolio securities.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

---------------------------------------------------------------------------------------------------------
PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                              PORTFOLIO MANAGER
                              (AND/OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------
 GROWTH PORTFOLIO              - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                Senior Vice President              portfolio manager for the Portfolio
                                                                   since 1995. He joined Wellington
                                                                   Management in 1983 as a Global
                                                                   Industry Analyst. Mr. Megargel also
                                                                   manages the Multi-Asset Portfolio and
                                                                   Growth and Income Portfolio.
                              ---------------------------------------------------------------------------
                               - Jeffrey L. Kripke                 Mr. Kripke joined Wellington
                                Vice President                     Management in February 2001. Prior to
                                                                   Wellington, Mr. Kripke was an
                                                                   Associate Portfolio Manager at Merrill
                                                                   Lynch Asset Management from 1999-2001.
                                                                   Previous experience included positions
                                                                   with Morgan Stanley Asset Management
                                                                   (1997-1998) and Prudential Securities.
                              ---------------------------------------------------------------------------
                               - Francis C. Boggan, CFA            Mr. Boggan joined Wellington
                                Vice President                     Management in January 2001. Prior to
                                                                   joining Wellington, Mr. Boggan was a
                                                                   Managing Director of Palladian Capital
                                                                   Management in Los Angeles (1998-2000).
                                                                   Previous experience included
                                                                   investment management positions with
                                                                   the Pioneer Group, Inc. (1991-1998)
                                                                   and Farmer's Group, Inc. (1981-1991).
                              ---------------------------------------------------------------------------
                               - John J. Harrington, CFA           Mr. Harrington has been a member of
                                Vice President                     the AS Growth Team since 1995. Prior
                                                                   to joining Wellington Management, Mr.
                                                                   Harrington was a portfolio manager
                                                                   with Munder Capital Management (1991-
                                                                   1994) and Director of US Equity
                                                                   Research for BARRA RogersCasey
                                                                   (1987-1991).
---------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
 PORTFOLIO                      Senior Vice President              manager for the Portfolio since its
                                                                   inception in 1987. He joined
                                                                   Wellington Management in 1978 as a
                                                                   special situations analyst and became
                                                                   a portfolio manager in 1983.
                              ---------------------------------------------------------------------------
                               - Steven C. Angeli, CFA             Mr. Angeli has served as the assistant
                                Senior Vice President              portfolio manager for the Portfolio
                                                                   since 1998. He joined Wellington
                                                                   Management as a research analyst in
                                                                   1994, after receiving his MBA from
                                                                   Darden Graduate School of Business
                                                                   Administration at the University of
                                                                   Virginia.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                              PORTFOLIO MANAGER
                              (AND/OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------
 NATURAL RESOURCES PORTFOLIO   - James A. Bevilacqua, CFA          From 1998 to 2000, Mr. Bevilacqua was
                                Senior Vice President              the assistant portfolio manager of the
                                                                   Portfolio. He joined Wellington
                                                                   Management as an analyst in the global
                                                                   industry research group in 1994, after
                                                                   receiving his MBA from Stanford
                                                                   Graduate School of Business.
---------------------------------------------------------------------------------------------------------
 GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
 PORTFOLIO                      Senior Vice President              manager for the Portfolio since 1994.
                                                                   He joined Wellington Management as a
                                                                   portfolio manager in 1983.
---------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial highlight information for Class 3 shares of each Portfolio began September 30, 2002, and is reflected below. Since Class 3 shares have not been in existence for at least a calendar year, financial highlight information for Class 1 shares is also shown. Class 3 shares would have had substantially similar total returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The total returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these amounts were reflected, returns would be less than those shown below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                   NET                     DIVIDENDS   DIVIDENDS
                                                 REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-     GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING      MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
------------------------------------------------------------------------------------------------------------------------
                                                    Growth Portfolio
                                                       (Class 1)
12/31/98               $27.04       $ 0.11        $ 7.19        $ 7.30      $(0.14)     $(1.68)     $32.52        29.0%
12/31/99                32.52         0.08          8.31          8.39       (0.10)      (2.29)      38.52        26.9
12/31/00                38.52         0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42        (1.0)
12/31/01                34.42         0.09         (5.15)        (5.06)      (0.04)      (4.36)      24.96       (13.1)
12/31/02                24.96         0.11         (5.64)        (5.53)      (0.08)         --       19.35       (22.2)(5)
                                                    Growth Portfolio
                                                       (Class 3)
12/31/02(4)            $17.95       $ 0.01        $ 1.38        $ 1.39      $   --      $   --      $19.34         6.5%(5)
                                             Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $ 0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59         0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02         0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44        (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61        (0.04)        (6.67)        (6.71)         --          --       22.90       (22.7)(5)
                                             Capital Appreciation Portfolio
                                                       (Class 3)
12/31/02(4)            $21.35       $(0.02)       $ 1.52        $ 1.50      $   --      $   --      $22.85         5.5%(5)


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME         PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE       TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS         RATE
--------------------  -----------------------------------------------------
                                        Growth Portfolio
                                            (Class 1)
12/31/98              $  669,330      0.8%           0.4%            27.1%
12/31/99                 868,765      0.7            0.2             39.9
12/31/00                 914,186      0.7            0.2             69.8
12/31/01                 791,845      0.7(7)         0.3(7)          70.4
12/31/02                 520,917      0.7(6)         0.5(6)          69.6
                                        Growth Portfolio
                                            (Class 3)
12/31/02(4)           $    2,326      1.0%(3,6)      0.5%(3,6)       69.6%
                                 Capital Appreciation Portfolio
                                            (Class 1)
12/31/98              $1,100,646      0.7%           0.1%            59.6%
12/31/99               1,986,888      0.7            0.2             63.7
12/31/00               1,954,892      0.7            0.2             84.2
12/31/01               1,628,155      0.8(7)        (0.2)(7)         68.2
12/31/02               1,021,172      0.8(6)        (0.2)(6)         79.5
                                 Capital Appreciation Portfolio
                                            (Class 3)
12/31/02(4)           $    4,769      1.0%(3,6)     (0.3)%(3,6)      79.5%

---------------
1  Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Annualized.
4  Inception date of class is September 30, 2002.
5  Includes expense reductions.
6 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
7  The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   NET                     DIVIDENDS   DIVIDENDS
                                                 REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE     INVESTMENT   GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING     INCOME          ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   (LOSS)(1)    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
------------------------------------------------------------------------------------------------------------------------
                                              Natural Resources Portfolio
                                                       (Class 1)
12/31/98               $14.42       $ 0.21        $(2.72)       $(2.51)     $(0.19)     $(0.13)     $11.59       (17.3)%
12/31/99                11.59         0.14          4.67          4.81       (0.18)        --        16.22        41.5
12/31/00                16.22         0.09          3.06          3.15       (0.14)        --        19.23        19.4
12/31/01                19.23         0.21         (0.49)        (0.28)      (0.07)      (1.22)      17.66        (1.0)
12/31/02                17.66         0.15          1.27          1.42       (0.16)      (0.95)      17.97         8.3
                                              Natural Resources Portfolio
                                                       (Class 3)
12/31/02(4)            $16.09       $ 0.01        $ 1.86        $ 1.87      $   --      $   --      $17.96        11.5%
                                         Government and Quality Bond Portfolio
                                                       (Class 1)
12/31/98               $13.96       $ 0.79        $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%
12/31/99                14.64         0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)
12/31/00                13.68         0.82          0.70          1.52       (0.75)        --        14.45        11.4
12/31/01                14.45         0.76          0.24          1.00       (0.68)        --        14.77         6.9
12/31/02                14.77         0.65          0.72          1.37       (0.54)        --        15.60         9.3
                                         Government and Quality Bond Portfolio
                                                       (Class 3)
12/31/02(4)            $15.44       $ 0.06        $ 0.09        $ 0.15      $  --       $  --       $15.59         1.2%


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES    INCOME (LOSS)   PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS       RATE
                                  Natural Resources Portfolio
                                           (Class 1)
12/31/98              $   39,299      0.9%           1.6%          51.2%
12/31/99                  54,391      1.0            1.0           86.7
12/31/00                  71,625      0.9            0.5           85.0
12/31/01                  71,144      0.9(5)         1.1(5)        48.3
12/31/02                  87,637      0.9            0.8           57.8
                                  Natural Resources Portfolio
                                           (Class 3)
12/31/02(4)           $      288      1.2%(3)        0.3%(3)       57.8%
                             Government and Quality Bond Portfolio
                                           (Class 1)
12/31/98              $  375,667      0.7%           5.5%         150.2%
12/31/99                 480,572      0.7            5.5           31.1
12/31/00                 532,223      0.7            5.9           57.9
12/31/01                 684,464      0.6(5)         5.2(5)        71.2
12/31/02                 885,969      0.6            4.3          107.6
                             Government and Quality Bond Portfolio
                                           (Class 3)
12/31/02(4)           $    7,732      0.9%(3)        3.3%(3)      107.6%

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
3 Annualized.
4 Inception date of class is September 30, 2002.
5 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------
                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (CLASS 3 SHARES)

             --    Capital Appreciation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      6

ACCOUNT INFORMATION.........................................      7

MORE INFORMATION ABOUT THE PORTFOLIO........................      9

  Investment Selection......................................      9

  Investment Strategies.....................................      9

GLOSSARY....................................................     10

  Investment Terminology....................................     10

  Risk Terminology..........................................     11

MANAGEMENT..................................................     13

  Information about the Investment Adviser..................     13

  Information about the Subadviser..........................     13

  Portfolio Management......................................     14

  Custodian, Transfer and Dividend Paying Agent.............     14

FINANCIAL HIGHLIGHTS........................................     15

FOR MORE INFORMATION........................................     16

                         Q&A





       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       "NET ASSETS" will take into account borrowing for investment purposes.

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about one of the Trust's separate investment series (Portfolio) and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," on page 9, and the glossary that follows on page 10.

Q:  WHAT IS THE PORTFOLIO'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: The Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.

-----------------------------------------------------------------------------------------
     PORTFOLIO                INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------
CAPITAL              long-term capital appreciation     investments primarily in growth
APPRECIATION                                            equity securities across a wide
PORTFOLIO                                               range of industries and
                                                        companies, using a wide-ranging
                                                        and flexible stock picking
                                                        approach; may be concentrated and
                                                        will generally have less
                                                        investments in large company
                                                        securities than the Growth
                                                        Portfolio
-----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 9 describes various additional risks.

    Risks of Investing in Equity Securities

    The CAPITAL APPRECIATION PORTFOLIO invests primarily in equities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing Internationally

    The Portfolio may invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.



    Additional Principal Risks



    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.



Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?



A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class 1 (formerly Class A) shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE   PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2002)                          YEAR       YEARS      YEARS
---------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1                        -22.66%      5.07%     12.16%
---------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(1)                               -28.03%     -4.11%      6.30%
---------------------------------------------------------------------------------------------

 * Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because those shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these fees were reflected, returns of the Class 3 shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on Class 3 shares if you remain invested in the Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                          CAPITAL
                        APPRECIATION
                         PORTFOLIO
                        ------------
                          CLASS 3
                        ------------
Management Fees.......      0.70%
Service (12b-1)
  Fees................      0.25%
Other Expenses(1).....      0.06%
Total Annual Portfolio
  Operating
  Expenses(1,2).......      1.01%

(1) Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

(2) Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expenses" would have remained the same for the Portfolio.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
Capital Appreciation Portfolio..............................   $102     $322      $558      $1,236

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Class 3 shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 3 shares of the Portfolio, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and 2 shares are offered through a separate prospectus.



You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. The Portfolio may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.


The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES


Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.



Because Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of the Portfolio.



The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of the Portfolio for NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a 12b-1 plan.


EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.


DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.



DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio on which they were paid.


The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.


TAXABILITY OF A PORTFOLIO The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart provided below summarize information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.


---------------------------------------------------------------------------------
                                         CAPITAL APPRECIATION
---------------------------------------------------------------------------------
What are the         - Equity securities:
Portfolio's             - large-cap stocks
principal               - mid-cap stocks
investments?            - small-cap stocks
---------------------------------------------------------------------------------
What other types of  - Equity securities:
investments or        - foreign equity securities including ADRs, EDRs or GDRs
strategies may the      (up to 25%)
Portfolio use to a
significant extent?
---------------------------------------------------------------------------------
What other types of  - Currency transactions
investments may the  - Borrowing for temporary or emergency purposes (up to 10%)
Portfolio use as     - Illiquid securities (up to 10%)
part of efficient    - Forward commitments
portfolio            - When-issued/delayed delivery transactions
management or to     - Defensive investments
enhance return?      - Special situations
                     - Options and futures
                     - Rights and warrants
                     - Convertible securities (up to 20%)
---------------------------------------------------------------------------------
What risks normally  - Market volatility
affect the           - Securities selection
Portfolio?           - Growth stocks
                     - Small and medium sized companies
                     - Active trading
                     - Hedging
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.


     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.



FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.


A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY


ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.



MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER


AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for the Portfolio. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company
II. For the fiscal year ended December 31, 2002, the Portfolio paid SAAMCo a fee equal to 0.70% of its average daily net assets.



INFORMATION ABOUT THE SUBADVISER



WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to the Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the Portfolio.


Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for the Portfolio is set forth in the following table:

------------------------------------------------------------------------------------------------------
                                 NAME AND TITLE OF
                                 PORTFOLIO MANAGER
     PORTFOLIO               (AND/OR MANAGEMENT TEAM)                        EXPERIENCE
------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION  - Robert D. Rands, CFA                   Mr. Rands has served as the portfolio
PORTFOLIO               Senior Vice President                  manager for the Portfolio since its
                                                               inception in 1987. He joined Wellington
                                                               Management in 1978 as a special
                                                               situations analyst and became a
                                                               portfolio manager in 1983.
                      --------------------------------------------------------------------------------
                      - Steven C. Angeli, CFA                  Mr. Angeli has served as the assistant
                        Senior Vice President                  portfolio manager for the Portfolio
                                                               since 1998. He joined Wellington
                                                               Management as a research analyst in
                                                               1994, after receiving his MBA from
                                                               Darden Graduate School of Business
                                                               Administration at the University of
                                                               Virginia.
------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class 1 (formerly Class A) shares of the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial highlight information for Class 3 shares of the Portfolio began September 30, 2002, and is reflected below. Since Class 3 shares have not been in existence for at least a calendar year, financial highlight information for Class 1 shares is also shown. Class 3 shares would have had substantially similar total returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The total returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. If these amounts were reflected, returns would be less than those shown below. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                   NET                     DIVIDENDS   DIVIDENDS
                                                 REALIZED       TOTAL      DECLARED    FROM NET
                      NET ASSET      NET       & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET
                        VALUE      INVEST-     GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE
       PERIOD         BEGINNING      MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL
       ENDED          OF PERIOD   INCOME(1)    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)
------------------------------------------------------------------------------------------------------------------------
                                             Capital Appreciation Portfolio
                                                       (Class 1)
12/31/98               $32.21       $ 0.04        $ 8.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%
12/31/99                35.59         0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6
12/31/00                57.02         0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)
12/31/01                47.44        (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)
12/31/02                29.61        (0.94)        (6.67)        (6.71)         --          --       22.90       (22.7)(5)
                                             Capital Appreciation Portfolio
                                                       (Class 3)
12/31/02(4)            $21.35       $(0.02)       $ 1.52        $ 1.50      $   --      $   --      $22.85         5.5%(5)


                         NET                    RATIO OF NET
                        ASSETS      RATIO OF     INVESTMENT
                        END OF      EXPENSES       INCOME           PORTFOLIO
       PERIOD           PERIOD     TO AVERAGE    TO AVERAGE         TURNOVER
       ENDED           (000'S)     NET ASSETS    NET ASSETS           RATE
--------------------  -------------------------------------------------------
                                  Capital Appreciation Portfolio
                                             (Class 1)
12/31/98              $1,100,646      0.7%           0.1%              59.6%
12/31/99               1,986,888      0.7            0.2               63.7
12/31/00               1,954,892      0.7            0.2               84.2
12/31/01               1,628,155      0.8(7)        (0.2)(7)           68.2
12/31/02               1,021,172      0.8(6)        (0.2)(6)           79.5
                                  Capital Appreciation Portfolio
                                             (Class 3)
12/31/02(4)           $    4,769      1.0%(3,6)     (0.3)%(3,6)        79.5%

---------------
(1)  Calculated based upon average shares outstanding.
(2) Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
(3)  Annualized.
(4)  Inception date of class is September 30, 2002.
(5)  Includes expense reductions.
(6) Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(7)  The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Portfolio and are available free of charge upon request:



        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.


        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.



Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2003
                 ----------------------------------------------

                              ANCHOR SERIES TRUST

             --    Growth Portfolio
             --    Capital Appreciation Portfolio
             --    Natural Resources Portfolio
             --    Government and Quality Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................     11

ACCOUNT INFORMATION.........................................     13

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     15

  Investment Selection......................................     15

  Investment Strategies.....................................     15

GLOSSARY....................................................     17

  Investment Terminology....................................     17

  Risk Terminology..........................................     19

MANAGEMENT..................................................     21

  Information about the Investment Adviser..................     21

  Information about the Subadviser..........................     21

  Portfolio Management......................................     22

  Custodian, Transfer and Dividend Paying Agent.............     23

FINANCIAL HIGHLIGHTS........................................     24

FOR MORE INFORMATION........................................     26

                             Q&A

"CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of an above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

--------------------------------------------------------------------------------
                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's four separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 15, and the glossary that follows on page 17.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


----------------------------------------------------------------------------------------------------
  PORTFOLIO                   INVESTMENT GOAL                 PRINCIPAL INVESTMENT STRATEGY
----------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            capital appreciation            invests primarily in core equity
                                                              securities that are widely
                                                              diversified by industry and
                                                              company
----------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        long-term capital               invests primarily in growth
  PORTFOLIO                   appreciation                    equity securities across a wide
                                                              range of industries and
                                                              companies, using a wide-ranging
                                                              and flexible stock picking
                                                              approach; may be concentrated and
                                                              will generally have less
                                                              investments in large company
                                                              securities than the Growth
                                                              Portfolio
----------------------------------------------------------------------------------------------------
  NATURAL RESOURCES           total return in excess of       using a value approach, invests
  PORTFOLIO                   the U.S. rate of inflation      primarily in equity securities of
                              as represented by the           U.S. or foreign companies that
                              Consumer Price Index            are expected to provide favorable
                                                              returns in periods of rising
                                                              inflation; under normal
                                                              circumstances, at least 80% of
                                                              net assets are invested in
                                                              securities related to natural
                                                              resources, such as energy,
                                                              metals, mining and forest
                                                              products
----------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY      relatively high current         invests, under normal
  BOND PORTFOLIO              income, liquidity and           circumstances, at least 80% of
                              security of principal           net assets in obligations issued,
                                                              guaranteed or insured by the U.S.
                                                              government, its agencies or
                                                              instrumentalities and in high
                                                              quality corporate fixed income
                                                              securities (rated AA or better by
                                                              Standard & Poor's or Aa2 or
                                                              better by Moody's)
----------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

INCOME is interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

"NET ASSETS" will take into account borrowing for investment purposes.


Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 16 describes various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.

    Risks of Investing Internationally

    All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Performance information for Class 3 is not shown because the class has not been in existence for a full calendar year. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              GROWTH PORTFOLIO
                                                              ----------------
1993                                                                 7.75%
1994                                                                -4.72%
1995                                                                26.32%
1996                                                                25.05%
1997                                                                30.41%
1998                                                                28.96%
1999                                                                26.94%
2000                                                                -1.03%
2001                                                               -13.09%
2002                                                               -22.15%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.43% (quarter ended 9/30/02).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE   PAST FIVE   PAST TEN       CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)               YEAR       YEARS      YEARS     SINCE INCEPTION
----------------------------------------------------------------------------------------------------
 Growth Portfolio Class 1                           -22.15%      1.85%      8.77%           N/A
                   Class 2(1)                       -22.28%       N/A        N/A         -16.50%
                   Class 3(1)                          N/A        N/A        N/A            N/A
----------------------------------------------------------------------------------
 Russell 3000(R) Index(2)                           -21.54%     -0.71%      8.94%        -17.03%
----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------
1993                                                                       21.07%
1994                                                                       -3.80%
1995                                                                       34.57%
1996                                                                       25.14%
1997                                                                       25.43%
1998                                                                       22.20%
1999                                                                       67.58%
2000                                                                       -7.47%
2001                                                                      -12.61%
2002                                                                      -22.66%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -22.41% (quarter ended 9/30/01).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE   PAST FIVE   PAST TEN       CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)                YEAR       YEARS      YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class 1              -22.66%      5.07%     12.16%           N/A
                                Class 2(1)           -22.80%       N/A        N/A         -17.87%
                                Class 3(1)              N/A        N/A        N/A            N/A
-----------------------------------------------------------------------------------------------------
 Russell 3000(R) Growth Index(2)                     -28.03%     -4.11%      6.30%        -22.07%
-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Indices.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                              NATURAL RESOURCES PORTFOLIO
                                                              ---------------------------
1993                                                                     36.15%
1994                                                                      1.01%
1995                                                                     17.46%
1996                                                                     14.11%
1997                                                                     -8.59%
1998                                                                    -17.33%
1999                                                                     41.51%
2000                                                                     19.42%
2001                                                                     -1.01%
2002                                                                      8.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE   PAST TEN        CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)              YEAR       YEARS      YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class 1                 8.33%      8.42%     9.70%             N/A
                              Class 2(1)             8.24%       N/A       N/A             3.83%
                              Class 3(1)              N/A        N/A       N/A              N/A
-----------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     -22.10%     -0.58%     9.35%          -17.60%
-----------------------------------------------------------------------------------------------------
 MSCI/S&P World Metals & Mining(3)                  -2.29%      1.31%      N/A            -0.34%
-----------------------------------------------------------------------------------------------------
 MSCI/S&P World Oil & Gas(3)                        -5.26%      4.22%      N/A            -7.03%
-----------------------------------------------------------------------------------------------------
 MSCI/S&P World Energy Equipment & Services(3)     -13.30%     -8.87%      N/A           -14.87%
-----------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Morgan Stanley Capital International (MSCI)/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel.

   The MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution, and marketing of oil and gas products.

   The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
   -----------------------------------------------------------------------------

                                    (CLASS 1)*

                                    (BAR CHART)

                                                              GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                              -------------------------------------
1993                                                                           8.27%
1994                                                                          -3.07%
1995                                                                          19.42%
1996                                                                           2.89%
1997                                                                           9.53%
1998                                                                           9.18%
1999                                                                          -1.65%
2000                                                                          11.35%
2001                                                                           6.93%
2002                                                                           9.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.44% (quarter ended 6/30/95) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE   PAST FIVE   PAST TEN        CLASS 2
CALENDAR YEAR ENDED DECEMBER 31, 2002)                       YEAR       YEARS      YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class 1               9.33%      6.94%       7.05%           N/A
                                       Class 2(1)            9.11%       N/A         N/A           8.67%
                                       Class 3(1)             N/A        N/A         N/A            N/A
--------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond Index(2)               10.26%      7.54%       7.51%          9.81%
--------------------------------------------------------------------------------------------------------------

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Inception date for Class 2 shares is July 9, 2001 and for Class 3 shares is September 30, 2002.

2 The Lehman Brothers U.S. Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. However, the Portfolio is restricted from investing in certain segments of the Index, specifically lower quality corporate bonds.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay on shares if you remain invested in each Portfolio. Each Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                          CAPITAL APPRECIATION
                             GROWTH PORTFOLIO                   PORTFOLIO
                             ----------------             --------------------
                        Class 1   Class 2   Class 3    Class 1   Class 2   Class 3
                        -------   -------   -------    -------   -------   -------
Management Fees.......   0.69%     0.69%     0.69%      0.70%     0.70%     0.70%
Service (12b-1)
  Fees................   0.00%     0.15%     0.25%      0.00%     0.15%     0.25%
Other Expenses........   0.06%     0.06%     0.06%(2)   0.06%     0.06%     0.06%(2)
Total Annual Portfolio
  Operating
  Expenses(1).........   0.75%     0.90%     1.00%(2)   0.76%     0.91%     1.01%(2)

                             NATURAL RESOURCES           GOVERNMENT AND QUALITY
                                 PORTFOLIO                   BOND PORTFOLIO
                             -----------------           ----------------------
                        Class 1   Class 2   Class 3    Class 1   Class 2   Class 3
                        -------   -------   -------    -------   -------   -------
Management Fees.......   0.75%     0.75%     0.75%      0.55%     0.55%     0.55%
Service (12b-1)
  Fees................   0.00%     0.15%     0.25%      0.00%     0.15%     0.25%
Other Expenses........   0.14%     0.14%     0.14%(2)   0.05%     0.05%     0.05%(2)
Total Annual Portfolio
  Operating
  Expenses(1).........   0.89%     1.04%     1.14%(2)   0.60%     0.75%     0.85%(2)

1 Through directed brokerage arrangements a portion of the Portfolio's expenses have been reduced. "Other Expenses" does not take into account this expense reduction. If expense reductions had been applied, the ratio of "Total Annual Portfolio Operating Expense" would have remained the same for the Growth and Capital Appreciation Portfolios.

2 Class 3 "Other Expenses" and "Total Annual Portfolio Operating Expenses" are estimated.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract Prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
Growth Portfolio
(Class 1 shares)..........................................   $ 77     $240      $417      $  930
(Class 2 shares)..........................................     92      287       498         981
(Class 3 shares)..........................................    102      318       552       1,225

Capital Appreciation Portfolio
(Class 1 shares)..........................................   $ 78     $243      $422      $  942
(Class 2 shares)..........................................     93      290       504       1,120
(Class 3 shares)..........................................    102      322       558       1,236

Natural Resources Portfolio
(Class 1 shares)..........................................   $ 91     $284      $493      $1,096
(Class 2 shares)..........................................    106      331       574       1,271
(Class 3 shares)..........................................    116      362       628       1,386

Government and Quality Bond Portfolio
(Class 1 shares)..........................................   $ 61     $192      $335      $  750
(Class 2 shares)..........................................     77      240       417         930
(Class 3 shares)..........................................     87      271       471       1,049

The Example also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The life insurance companies are under common control with, and therefore are affiliated with, the Trust's investment adviser and manager, SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. Securities for which quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities then these securities are fair value as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 and Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts provided below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                                                                 GOVERNMENT AND
                             GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES          QUALITY BOND
-------------------------------------------------------------------------------------------------------------------
What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Fixed income
Portfolio's            - large-cap stocks      - large-cap stocks      - large-cap stocks      securities:
principal              - mid-cap stocks        - mid-cap stocks        - mid-cap stocks        - U.S. government
investments?           - small-cap stocks      - small-cap stocks      - small-cap stocks        securities
                                                                       - foreign equity        - high quality
                                                                         securities              corporate bonds
                                                                         including ADRs,       - mortgage backed
                                                                         EDRs, or GDRs           and asset backed
                                                                                                 securities
-------------------------------------------------------------------------------------------------------------------
What other types of  - Equity securities:    - Equity securities:    - Equity securities:    - Fixed-income
investments or         - foreign equity        - foreign equity        - rights                securities:
strategies may the       securities              securities            - warrants              - corporate bonds
Portfolio use to a       including ADRs,         including ADRs,     - Fixed income              rated as low as
significant extent?      EDRs or GDRs (up        EDRs or GDRs (up      securities:               "A" (up to 20%)
                         to 25%)                 to 25%)               - preferred stocks      - foreign fixed
                                                                                                 income securities
                                                                                                 (U.S. dollar
                                                                                                 denominated)
-------------------------------------------------------------------------------------------------------------------
What other types of  - Currency              - Currency              - Borrowing for         - Borrowing for
investments may the    transactions            transactions            temporary or            temporary or
Portfolio use as     - Borrowing for         - Borrowing for           emergency purposes      emergency purposes
part of efficient      temporary or            temporary or            (up to 20%)             (up to 10%)
portfolio              emergency purposes      emergency purposes    - Currency              - Illiquid securities
management or to       (up to 10%)             (up to 10%)             transactions            (up to 10%)
enhance return?      - Illiquid securities   - Illiquid securities   - Options and futures   - Forward commitments
                       (up to 10%)             (up to 10%)           - Forward commitments   - When-issued/delayed
                     - Forward commitments   - Forward commitments   - Defensive               delivery
                     - When-issued/delayed   - When-issued/delayed     investments             transactions
                       delivery                delivery              - Illiquid securities   - Defensive
                       transactions            transactions            (up to 10%)             investments
                     - Defensive             - Defensive             - When-issued/delayed   - Zero coupon bonds
                       investments             investments             delivery              - Currency
                     - Special situations    - Special situations      transactions            transactions
                     - Options and futures   - Options and futures   - Special situations    - Futures
                     - Rights and warrants   - Rights and warrants   - REITs                 - Special situations
                     - Convertible           - Convertible                                   - Rights and warrants
                       securities (up to       securities (up to
                       20%)                    20%)
-------------------------------------------------------------------------------------------------------------------
What risks normally  - Market volatility     - Market volatility     - Foreign exposure      - Market volatility
affect the           - Securities selection  - Securities selection  - Emerging markets      - Securities selection
Portfolio?           - Small and medium      - Growth stocks         - Market volatility     - Interest rate
                       sized companies       - Small and medium      - Small and medium        fluctuations
                     - Active trading          sized companies         sized companies       - Foreign exposure
                     - Hedging               - Active trading        - Natural resources     - Active trading
                     - Growth stocks         - Hedging                 sector                - Hedging
                                                                     - Securities selection  - Credit quality
                                                                     - Active trading
                                                                     - Hedging
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000(R) Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Mid Cap(R) Index, and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.

       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the

       U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET-BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. An improper hedge could also reduce gains or cause losses.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

AIG SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware, and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended December 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.69%
Capital Appreciation Portfolio..............................  0.70%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.55%

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2002, Wellington Management managed approximately $302 billion of client assets in a broad range of investment styles for mutual fund sponsors and other institutional investors.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Matthew E. Megargel, CFA          Mr. Megargel has served as the
                                 Senior Vice President              portfolio manager for the Portfolio
                                                                    since 1995. He joined Wellington
                                                                    Management in 1983 as a Global
                                                                    Industry Analyst.
                               --------------------------------------------------------------------------
                                - Jeffrey L. Kripke                 Mr. Kripke joined Wellington
                                 Vice President                     Management in February 2001. Prior to
                                                                    Wellington, Mr. Kripke was an
                                                                    Associate Portfolio Manager at
                                                                    Merrill Lynch Asset Management from
                                                                    1999-2001. Previous experience
                                                                    included positions with Morgan
                                                                    Stanley Asset Management (1997-1998)
                                                                    and Prudential Securities.
                               --------------------------------------------------------------------------
                                - Francis C. Boggan, CFA            Mr. Boggan joined Wellington
                                 Vice President                     Management in January 2001. Prior to
                                                                    joining Wellington, Mr. Boggan was a
                                                                    Managing Director of Palladian
                                                                    Capital Management in Los Angeles
                                                                    (1998-2000). Previous experience
                                                                    included investment management
                                                                    positions with the Pioneer Group,
                                                                    Inc. (1991-1998) and Farmer's Group,
                                                                    Inc. (1981-1991).
                               --------------------------------------------------------------------------
                                - John J. Harrington, CFA           Mr. Harrington has been a member of
                                 Vice President                     the AS Growth Team since 1995. Prior
                                                                    to joining Wellington Management, Mr.
                                                                    Harrington was a portfolio manager
                                                                    with Munder Capital Management (1991-
                                                                    1994) and Director of US Equity
                                                                    Research for BARRA RogersCasey
                                                                    (1987-1991).
 --------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands, CFA              Mr. Rands has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since its
                                                                    inception in 1987. He joined
                                                                    Wellington Management in 1978 as a
                                                                    special situations analyst and became
                                                                    a portfolio manager in 1983.
                                - Steven C. Angeli, CFA             Mr. Angeli has served as the
                                 Senior Vice President              assistant portfolio manager for the
                                                                    Portfolio since 1998. He joined
                                                                    Wellington Management as a research
                                                                    analyst in 1994, after receiving his
                                                                    MBA from Darden Graduate School of
                                                                    Business Administration at the
                                                                    University of Virginia.
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF                   EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 --------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO   - James A. Bevilacqua, CFA          From 1998 to 2000, Mr. Bevilacqua was
                                 Senior Vice President              the assistant portfolio manager of
                                                                    the Portfolio. He joined Wellington
                                                                    Management as an analyst in the
                                                                    global industry research group in
                                                                    1994, after receiving his MBA from
                                                                    Stanford Graduate School of Business.
 --------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh                     Mr. Keogh has served as the portfolio
  PORTFOLIO                      Senior Vice President              manager for the Portfolio since 1994.
                                                                    He joined Wellington Management as a
                                                                    portfolio manager in 1983.
 --------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                        NET                     DIVIDENDS   DIVIDENDS
                                      REALIZED       TOTAL      DECLARED    FROM NET                               NET
            NET ASSET      NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                 ASSETS
              VALUE      INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                   END OF
 PERIOD     BEGINNING     MENT           ON           MENT        MENT       INVEST-     END OF       TOTAL       PERIOD
 ENDED      OF PERIOD   INCOME(1)   INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)    (000'S)
--------------------------------------------------------------------------------------------------------------------------
                                               Growth Portfolio -- Class 1
12/31/98     $27.04      $ 0.11        $ 7.19        $ 7.30      $(0.14)     $(1.68)     $32.52        29.0%    $  669,330
12/31/99      32.52        0.08          8.31          8.39       (0.10)      (2.29)      38.52        26.9        868,765
12/31/00      38.52        0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42        (1.0)       914,186
12/31/01      34.42        0.09         (5.15)        (5.06)      (0.04)      (4.36)      24.96       (13.1)       791,845
12/31/02      24.96        0.11         (5.64)        (5.53)      (0.08)        --        19.35       (22.2)(7)    520,917
                                               Growth Portfolio -- Class 2
12/31/01(3)  $30.35      $ 0.03        $(1.03)       $(1.00)     $(0.04)     $(4.36)     $24.95        (1.5)%   $    8,965
12/31/02      24.95        0.09         (5.65)        (5.56)      (0.05)        --        19.34       (22.3)(7)     32,458
                                               Growth Portfolio -- Class 3
12/31/02(4)  $17.95      $ 0.01        $ 1.38        $ 1.39      $  --       $  --       $19.34         6.5%(7) $    2,326
                                        Capital Appreciation Portfolio -- Class 1
12/31/98     $32.21      $ 0.04        $ 6.24        $ 6.28      $(0.02)     $(2.88)     $35.59        22.2%    $1,100,646
12/31/99      35.59        0.08         23.40         23.48       (0.03)      (2.02)      57.02        67.6      1,986,888
12/31/00      57.02        0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44        (7.5)     1,954,892
12/31/01      47.44       (0.06)        (7.82)        (7.88)      (0.10)      (9.85)      29.61       (12.6)     1,628,155
12/31/02      29.61       (0.04)        (6.67)        (6.71)        --          --        22.90       (22.7)(7)  1,021,172
                                        Capital Appreciation Portfolio -- Class 2
12/31/01(3)  $42.82      $   --        $(3.28)       $(3.28)     $(0.09)     $(9.85)     $29.60        (3.3)%   $   16,565
12/31/02      29.60       (0.07)        (6.68)        (6.75)        --          --        22.85       (22.8)(7)     63,049
                                        Capital Appreciation Portfolio -- Class 3
12/31/02(4)  $21.35      $(0.02)       $ 1.52        $ 1.50      $  --       $  --       $22.85         5.5%(7) $    4,769

          RATIO OF            RATIO
          EXPENSES            OF NET
             TO             INVESTMENT
          AVERAGE             INCOME            PORTFOLIO
 PERIOD     NET             TO AVERAGE          TURNOVER
 ENDED     ASSETS           NET ASSETS            RATE
                    Growth Portfolio -- Class 1
12/31/98    0.8%                0.4%               27.1%
12/31/99    0.7                 0.2                39.9
12/31/00    0.7                 0.2                69.8
12/31/01    0.7(6)              0.3(6)             70.4
12/31/02    0.7(8)              0.5(8)             69.6
                    Growth Portfolio -- Class 2
12/31/01    0.9%(5,6)           0.3%(5,6)          70.4%
12/31/02    0.9(8)              0.4(8)             69.6
                    Growth Portfolio -- Class 3
12/31/02    1.0%(5,8)           0.5%(5,8)          69.6%
             Capital Appreciation Portfolio -- Class 1
12/31/98    0.7%                0.1%               59.6%
12/31/99    0.7                 0.2                63.7
12/31/00    0.7                 0.2                84.2
12/31/01    0.8(6)             (0.2)(6)            68.2
12/31/02    0.8(8)             (0.2)(8)            79.5
             Capital Appreciation Portfolio -- Class 2
12/31/01    0.9%(5,6)          (0.2)%(5,6)         68.2%
12/31/02    0.9(8)             (0.3)(8)            79.5
             Capital Appreciation Portfolio -- Class 3
12/31/02    1.0%(5,8)          (0.3)%(5,8)         79.5%

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, the total return would have been lower for each period presented.
3 Inception date of class is July 9, 2001.
4 Inception date of class is September 30, 2002.
5 Annualized.
6 The ratio is net of custody credit of less than 0.01%.
7 Includes expense reductions.
8 Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         NET                     DIVIDENDS   DIVIDENDS
                                       REALIZED       TOTAL      DECLARED    FROM NET                              NET
            NET ASSET                & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET                ASSETS
              VALUE        NET       GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                  END OF
 PERIOD     BEGINNING   INVESTMENT        ON           MENT        MENT       INVEST-     END OF       TOTAL      PERIOD
 ENDED      OF PERIOD   INCOME(1)    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN(2)   (000'S)
-------------------------------------------------------------------------------------------------------------------------
                                         Natural Resources Portfolio -- Class 1
12/31/98     $14.42       $0.21         $(2.72)       $(2.51)     $(0.19)     $(0.13)     $11.59       (17.3)%   $ 39,299
12/31/99      11.59        0.14           4.67          4.81       (0.18)        --        16.22        41.5       54,391
12/31/00      16.22        0.09           3.06          3.15       (0.14)        --        19.23        19.4       71,625
12/31/01      19.23        0.21          (0.49)        (0.28)      (0.07)      (1.22)      17.66        (1.0)      71,144
12/31/02      17.66        0.15           1.27          1.42       (0.16)      (0.95)      17.97         8.3       87,637
                                         Natural Resources Portfolio -- Class 2
12/31/01(3)  $19.46       $0.03         $(0.56)       $(0.53)     $(0.07)     $(1.22)     $17.64        (2.3)%   $    991
12/31/02      17.64        0.11           1.29          1.40       (0.13)      (0.95)      17.96         8.2        7,143
                                         Natural Resources Portfolio -- Class 3
12/31/02(4)  $16.09       $0.01         $ 1.86        $ 1.87      $  --       $  --       $17.96        11.5%    $    288
                                    Government and Quality Bond Portfolio -- Class 1
12/31/98     $13.96       $0.79         $ 0.48        $ 1.27      $(0.57)     $(0.02)     $14.64         9.2%    $375,667
12/31/99      14.64        0.78          (1.02)        (0.25)      (0.51)      (0.21)      13.68        (1.7)     480,572
12/31/00      13.68        0.82           0.70          1.52       (0.75)        --        14.45        11.4      532,223
12/31/01      14.45        0.76           0.24          1.00       (0.68)        --        14.77         6.9      684,464
12/31/02      14.77        0.65           0.72          1.37       (0.54)        --        15.60         9.3      885,969
                                    Government and Quality Bond Portfolio -- Class 2
12/31/01(3)  $14.90       $0.26         $ 0.28        $ 0.54      $(0.67)     $  --       $14.77         3.7%    $ 19,713
12/31/02      14.77        0.62           0.71          1.33       (0.51)        --        15.59         9.1      121,074
                                    Government and Quality Bond Portfolio -- Class 3
12/31/02(4)  $15.44       $0.06         $ 0.09        $ 0.15      $  --       $  --       $15.59         1.2%    $  7,732


                         RATIO OF NET
           RATIO OF       INVESTMENT
           EXPENSES      INCOME (LOSS)   PORTFOLIO
 PERIOD   TO AVERAGE      TO AVERAGE     TURNOVER
 ENDED    NET ASSETS      NET ASSETS       RATE
--------  ----------------------------------------
           Natural Resources Portfolio -- Class 1
12/31/98      0.9%            1.6%          51.2%
12/31/99      1.0             1.0           86.7
12/31/00      0.9             0.5           85.0
12/31/01      0.9(6)          1.1(6)        48.3
12/31/02      0.9             0.8           57.8
           Natural Resources Portfolio -- Class 2
12/31/01      1.1%(5,6)       0.5%(5,6%)    48.3%
12/31/02      1.1             0.6           57.8
           Natural Resources Portfolio -- Class 3
12/31/02      1.2%(5)         0.3%(5)       57.8%
                Government and Quality Bond
                     Portfolio -- Class 1
12/31/98      0.7%            5.5%         150.2%
12/31/99      0.7             5.5           31.1
12/31/00      0.7             5.9           57.9
12/31/01      0.6(6)          5.2(6)        71.2
12/31/02      0.6             4.3          107.6
                Government and Quality Bond
                     Portfolio -- Class 2
12/31/01      0.8%(5,6)       4.5%(5,6)     71.2%
12/31/02      0.8             4.0          107.6
                Government and Quality Bond
                     Portfolio -- Class 3
12/31/02      0.9%(5)         3.3%(5)      107.6%

---------------
1 Calculated based upon average shares outstanding.
2 Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, the total return would have been lower for each period presented.
3 Inception date of class is July 9, 2001.
4 Inception date of class is September 30, 2002.
5 Annualized.
6 The ratio is net of custody credit of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836

                       STATEMENT OF ADDITIONAL INFORMATION

                               ANCHOR SERIES TRUST

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses of Anchor Series Trust (the "Trust") dated May 1, 2003. This Statement of Additional Information incorporates the Prospectuses by reference. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report, semi-annual report and/or Prospectuses at no charge by calling (800) 445-SUN2 or writing the Trust at the address below.

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2

                                   MAY 1, 2003

                                TABLE OF CONTENTS


Topic                                                                                                           Page
-----                                                                                                           ----
THE TRUST.......................................................................................................B-5

INVESTMENT OBJECTIVES AND POLICIES..............................................................................B-5

         GROWTH AND INCOME PORTFOLIO............................................................................B-6

         GROWTH PORTFOLIO.......................................................................................B-6

         CAPITAL APPRECIATION PORTFOLIO.........................................................................B-6

         NATURAL RESOURCES PORTFOLIO............................................................................B-7

         MULTI-ASSET PORTFOLIO..................................................................................B-7

         STRATEGIC MULTI-ASSET PORTFOLIO........................................................................B-8

         MONEY MARKET PORTFOLIO.................................................................................B-9

         GOVERNMENT AND QUALITY BOND PORTFOLIO.................................................................B-10

         SUPPLEMENTAL INVESTMENT/RISK CHARTS...................................................................B-10

         SUPPLEMENTAL GLOSSARY.................................................................................B-11

           MONEY MARKET SECURITIES.............................................................................B-11
           COMMERCIAL BANK OBLIGATIONS.........................................................................B-12
           SAVINGS ASSOCIATION OBLIGATIONS.....................................................................B-12
           EXTENDABLE COMMERCIAL NOTES ("ECNs")................................................................B-12
           COMMERCIAL PAPER....................................................................................B-12
           CORPORATE BONDS AND NOTES...........................................................................B-13
           GOVERNMENT SECURITIES...............................................................................B-13
           REPURCHASE AGREEMENTS...............................................................................B-13
           MORTGAGE-BACKED SECURITIES..........................................................................B-14
           GNMA CERTIFICATES...................................................................................B-15
           FHLMC CERTIFICATES..................................................................................B-15
           GMCs   B-15
           FNMA CERTIFICATES...................................................................................B-15
           ASSET-BACKED SECURITIES.............................................................................B-18
           U.S. TREASURY INFLATION PROTECTION SECURITIES.......................................................B-18
           LOAN PARTICIPATIONS AND ASSIGNMENTS.................................................................B-19
           ILLIQUID SECURITIES.................................................................................B-20
           CURRENCY VOLATILITY.................................................................................B-21
           DERIVATIVES.........................................................................................B-21
           INVERSE FLOATERS....................................................................................B-21
           REITS  B-21
           FLOATING RATE OBLIGATIONS...........................................................................B-22
           WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.........................................................B-22

           HYBRID INSTRUMENTS..................................................................................B-23
           OTHER INVESTMENT COMPANIES..........................................................................B-25
                  iSHARES......................................................................................B-25
                  SPDRS........................................................................................B-26
           INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS.......................................B-26
           EQUITY SWAPS........................................................................................B-27
           INTERFUND BORROWING AND LENDING PROGRAM.............................................................B-27
           SECURITIES LENDING..................................................................................B-28
           BORROWING...........................................................................................B-28
           REVERSE REPURCHASE AGREEMENTS.......................................................................B-29
           ROLL TRANSACTIONS...................................................................................B-29
           STANDBY COMMITMENTS.................................................................................B-29
           WARRANTS............................................................................................B-30
           ADRS, GDRS, AND EDRS................................................................................B-30
           OPTIONS AND FUTURES.................................................................................B-31
           FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.........................................................B-36
           NEWLY DEVELOPED SECURITIES..........................................................................B-39
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES
         AND THEIR USE.........................................................................................B-39

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS.........................B-41

INVESTMENT RESTRICTIONS........................................................................................B-42

AIG SUNAMERICA ASSET MANAGEMENT CORP...........................................................................B-44

         ADVISORY FEES.........................................................................................B-47

PERSONAL SECURITIES TRADING....................................................................................B-47

WELLINGTON MANAGEMENT COMPANY..................................................................................B-47

         SUBADVISORY FEES......................................................................................B-50

RULE 12b-1 PLAN................................................................................................B-50

TRUST OFFICERS AND TRUSTEES....................................................................................B-51

         COMPENSATION TABLE....................................................................................B-55

EXECUTION OF PORTFOLIO TRANSACTIONS............................................................................B-55

PRICE OF SHARES...............................................................................................B-578

         MONEY MARKET PORTFOLIO................................................................................B-59

PERFORMANCE DATA...............................................................................................B-60

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................................................B-65

SPECIAL CONSIDERATIONS.........................................................................................B-67

SHARES OF THE TRUST............................................................................................B-68

CUSTODIAN......................................................................................................B-70

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL......................................................................B-70

FINANCIAL STATEMENTS...........................................................................................B-70

APPENDIX ......................................................................................................B-71

                                    THE TRUST

         The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is composed of eight separate portfolios (each, a "Portfolio"). Each Portfolio is diversified. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (see "Account Information" in the Prospectuses). The life insurance companies listed above are collectively referred to as the "Life Companies."

         On December 1, 1992, the Board of Trustees of the Trust approved a change of the names of the Aggressive Growth Portfolio and the Aggressive Multi-Asset Portfolio to the Capital Appreciation Portfolio and the Strategic Multi-Asset Portfolio, respectively. On February 16, 1995, the Board of Trustees of the Trust approved a change of the name of the Convertible Securities Portfolio to the Growth and Income Portfolio. The Target '98 Portfolio ceased operations on December 11, 1998. On August 6, 1999, the shares of the Fixed Income Portfolio and Foreign Securities Portfolio were substituted with shares of the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio, respectively.

         On May 30, 2001, the Board of Trustees approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 16, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of the Class A and B shares to Class 1 and 2, respectively.

         Class 1 shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that
(i) each class may bear differing amounts of certain class-specific expenses;
(ii) Class 2 and 3 shares are subject to service fees, while Class 1 shares are not; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plans adopted with respect to Class 2 and 3 shares. The Board of Trustees may establish additional portfolios or classes in the future.

         On December 21, 2001, the High Yield Bond Portfolio was liquidated.

         AIG SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as manager for the Portfolios. As described in the Prospectuses, SAAMCo retains Wellington Management Company, LLP ("Wellington Management" or the "Subadviser") to provide investment advisory services to the Portfolios.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Portfolio is fundamental and may not be changed without shareholder approval. Except for those investment objectives, policies and practices specifically identified as fundamental below, the objectives, policies and practices set forth in the Prospectuses and Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

         The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "More Information About the Portfolios - Investment Strategies" in the Prospectuses. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

                           GROWTH AND INCOME PORTFOLIO

         The investment objective of the Growth and Income Portfolio is to provide high current income and long-term capital appreciation. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing primarily (at least 65% of total assets) in core equity securities that provide the potential for growth and offer income, such as dividend-paying stocks. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during periods of stock market volatility. As a result, the Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.

                                GROWTH PORTFOLIO

         The investment objective of the Growth Portfolio is capital appreciation. Under normal circumstances, the Portfolio will invest primarily in core equity securities that are widely diversified by industry and company. The Portfolio invests predominantly in larger companies, but normally will also invest in smaller companies. The Portfolio will be widely diversified by industry and company. Equity securities selected for the Portfolio may possess both growth and value style characteristics. The Portfolio is well diversified and its investments are more broadly represented within each industry sector than more concentrated portfolios which may take bigger industry bets. As a result, the Portfolio should be viewed as a core U.S. equity portfolio. The Portfolio favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of smaller companies with outstanding growth records and potential.

                         CAPITAL APPRECIATION PORTFOLIO

         The investment objective of the Capital Appreciation Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach and may be concentrated and will generally have less investments in large company securities than the Growth Portfolio. The Portfolio may also invest in cash equivalents and index futures. Subject to the limitations listed in the Prospectuses and herein, the Portfolio may invest in securities of foreign companies. This includes direct investments through purchases in foreign markets, as well as indirect investments through purchases of Depositary Receipts, such as ADRs (as defined below).

         The Portfolio follows a dynamic investment approach. Investments will be selected from a broad universe of securities on the basis of the Subadviser's assessment of the potential for capital appreciation. As a result, investments used in the future may be different from those used today. In addition, investors should expect the Portfolio's focus on particular companies, industries, countries, styles and market capitalizations to vary as a result of new and changing investment opportunities and the Subadviser's stock selection process. Because large positions may be taken, the risk of the portfolio manager being wrong is larger than in an index fund or some other more passive investment.

         The Portfolio favors stocks of smaller companies which may be newer and less seasoned, stocks of companies in new or changing industries, and stocks with greater potential for future appreciation in value -- including under-valued or low-priced securities.

                           NATURAL RESOURCES PORTFOLIO

         The investment objective of the Natural Resources Portfolio is to provide total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. The Portfolio invests using a value approach primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation; at least 80% of net assets related to natural resources, such as energy, metals, mining and forest products. Net assets will take into account borrowings for investment purposes. The Portfolio concentrates its investments in four principal areas:

         - Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

         - Metals and mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

         - Forest products. The forest product sector includes timber, pulp and paper product companies.

         - Other natural resources. Other natural resource-based companies, including companies engaged in real estate and the production, processing and distribution of agricultural products, fertilizer and miscellaneous raw materials.

         Under normal circumstances, the Portfolio will invest principally in equity securities. The Portfolio will invest in domestic securities as well as foreign securities. The Portfolio will make direct investments in foreign equities by purchasing stock in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary Receipts, such as ADRs.

                              MULTI-ASSET PORTFOLIO

         The investment objective of the Multi-Asset Portfolio is to seek long-term total investment return consistent with moderate investment risk. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio's allocation of assets among securities, including equity securities, investment grade fixed income securities and cash is accomplished with less risk than the Strategic Multi-Asset Portfolio. Currently the Portfolio is invested more in stocks than in fixed income securities. This may change over time in response to the Subadviser's outlook on the return potential of stocks, bonds and cash. The Subadviser allocates the assets of the Portfolio among the following Sub-Portfolios:

         - Core Equity Sub-Portfolio - The Core Equity Sub-Portfolio invests primarily in securities that provide the potential for growth and offer income. The Sub-Portfolio generally invests in U.S. common stocks that pay a dividend. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during period of stock market volatility. As a result, the Sub-Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.

         - Core Bond Sub-Portfolio - The Core Bond Sub-Portfolio invests primarily in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's Investor Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's") or unrated securities that are deemed to be of comparable quality by the Subadviser. These securities may be issued in the U.S. or abroad, but generally will be denominated in U.S. dollars.

                         STRATEGIC MULTI-ASSET PORTFOLIO

         The investment objective of the Strategic Multi-Asset Portfolio is high long-term total investment return. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio's allocation of assets among securities, including equity securities of U.S. and foreign companies, medium and small company equity securities, global fixed income securities (including high yield, high risk bonds) and cash is accomplished with more risk than the Multi-Asset Portfolio. Investments in fixed income securities may include "high yield/high risk" securities or "junk bonds" issued in the U.S. or abroad. Investments in common stocks include investments in smaller companies as well as non-U.S. stocks. The ratio of stocks to bonds is currently weighted more towards stocks than in the case of the Multi-Asset Portfolio. This may change over time in response to the Subadviser's outlook on the return potential of stocks, bonds and cash. The Subadviser's management team meets frequently, and a high level of integration exists in the decision-making between the managers of the Sub-Portfolios. Each Sub-Portfolio is more highly concentrated than a stand-alone version would be in recognition of the diversification already present in the total Portfolio. The Subadviser allocates the assets of the Portfolio among the following Sub-Portfolios:

         - Global Core Equity Sub-Portfolio - The Global Core Equity Sub-Portfolio invests in common stocks of a highly diversified group of companies and industries worldwide. The Sub-Portfolio invests primarily in stocks of companies which are considered large to medium-sized (measured by market capitalization) in the markets where these investments trade. The Sub-Portfolio may also invest in smaller companies when management views them as attractive alternatives to the stocks of large or more established companies. The Sub-Portfolio will make direct investments in foreign equities by purchasing stocks in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary receipts, such as ADRs. The Sub-Portfolio invests primarily in stocks which trade in larger or more established markets, but may also invest (to a lesser degree) in smaller, less-developed or emerging markets, where management believes there is significant opportunity for growth of capital. The definition of "emerging markets" may change over time as a result of development in national or regional economies and capital markets. Within emerging market investments, the Sub-Portfolio seeks to participate in the more established markets which management believes provide sufficient liquidity.

         - Global Core Bond Plus Sub-Portfolio - The Global Core Bond Plus Sub-Portfolio seeks a high level of current income by investing in a diverse group of fixed income securities issued by U.S. and foreign companies, foreign governments (including their agencies and instrumentalities), and supranational agencies (such as the World Bank, European Investment Bank and European Bank for Reconstruction and Development). The Sub-Portfolio may invest in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. The Sub-Portfolio may also invest in securities rated at the time of purchase below "Baa" by Moody's or "BBB" by S&P, commonly referred to as "junk bonds" or "high yield/high risk" securities, or in unrated securities that are of comparable quality as determined by the Subadviser.

         - Capital Appreciation Sub-Portfolio - The Capital Appreciation Sub-Portfolio seeks long term capital appreciation by investing in a widely diversified portfolio of growth equity securities. The Sub-Portfolio invests in substantially the same securities as the Capital Appreciation Portfolio.

                             MONEY MARKET PORTFOLIO

         The investment objective of the Money Market Portfolio is current income consistent with stability of principal. The Portfolio will comply with the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification guidelines on investments of the Portfolio. As a result, the Portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

         The Portfolio will be reinvested in obligations denominated in U.S. dollars which at the time of purchase are "eligible securities" as defined by the SEC. Under SEC regulations, an eligible security generally is an instrument that is rated in the highest rating category for short-term debt obligations, or unrated security which is determined by the Subadviser to be of comparable quality. Eligible securities may include:

         - Commercial paper and other short-term obligations of U.S. and foreign corporations.

         - Certificates of deposit, time deposits, bank notes, bankers' acceptances and other obligations of U.S. savings and loan institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment.

         - Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities.

         -        Short-term obligations issued by state and local governments.

         - Obligations of foreign governments, including Canadian and Provincial Government and Crown Agency Obligations.

         - Asset-backed securities and other interests in special purpose trusts designed to meet the quality and maturity requirements applicable to eligible securities.

         -        Repurchase agreements.

                      GOVERNMENT AND QUALITY BOND PORTFOLIO

         The investment objective of the Government and Quality Bond Portfolio is relatively high current income, liquidity and security of principal. Under normal circumstances, the Portfolio will invest in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         The Portfolio will invest at least 80% of its net assets in government securities and high quality corporate bonds (rated AA or better by S&P or AA2 or better by Moody's). In addition, up to 20% of the Portfolio may be invested in bonds rated as low as "A" by Moody's or S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. At present, the Portfolio expects to invest a majority of its assets in government securities. Net assets will take into account borrowings for investment purposes.

         The Portfolio will invest a significant portion of its assets in mortgage-backed securities, including those known as "Ginnie Maes" or GNMA securities, "Fannie Maes" or FNMA securities, "Freddy Mac" or FHLMC securities and collateralized mortgage obligations or CMOs, which represent a participation in the principal and interest payments arising from a pool of residential mortgages.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS

         The following charts and information supplements the information contained in the Prospectuses and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectuses under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.

                                EQUITY PORTFOLIOS

                     GROWTH AND INCOME             GROWTH             CAPITAL APPRECIATION          NATURAL RESOURCES
                     -----------------             ------             --------------------          -----------------
In what        -- REITS                       -- Fixed income           -- Fixed income         -- Fixed income securities:
other types    -- Hybrid instruments (up to       securities                securities             -- U.S. government
of                 10%)                       -- Short-Term             -- Short-term                  securities
investments                                       Investments               investments            -- Foreign fixed income
may the                                       -- REITS                  -- REITS                       securities
Portfolio                                     -- Hybrid instruments     -- Hybrid                  -- Asset and mortgage
periodically                                      (up to 10%)               instruments (up            backed securities
invest?                                                                     to 10%)                -- Investment grade
                                                                                                       corporation bonds
                                                                                                -- Short-term investments
                                                                                                -- Registered investment
                                                                                                      companies
                                                                                                -- Hybrid instruments (up to 10%)

What other     -- Foreign exposure            -- Foreign exposure       -- Foreign exposure     -- Foreign exposure
types of       -- Credit quality              -- Credit quality         -- Credit quality       -- Credit quality
risks may      -- Illiquid Securities         -- Illiquid Securities    -- Illiquid             -- Illiquid securities
potentially    -- Prepayment                  -- Prepayment                 securities          -- Prepayment
or             -- Derivatives                 -- Derivatives            -- Prepayment           -- Derivatives
periodically   -- Small and medium companies  -- Interest rate          -- Derivatives          -- Interest rate fluctuations
affect the     -- Interest rate fluctuations      fluctuations          -- Interest rate
Portfolio?                                                                  fluctuations

                           ASSET ALLOCATION PORTFOLIOS

                                                        MULTI-ASSET                        STRATEGIC MULTI-ASSET
                                                        -----------                        ---------------------
In what other types of investments may        -- REITs                                   -- Fixed-income securities:
the Portfolio periodically invest?            -- Hybrid instruments (up to 10%)          -- zero coupon bonds
                                                                                         -- REITS
                                                                                         -- Hybrid instruments (up to 10%)

What other types of risks may                 -- Small and medium sized companies        -- Illiquid securities
potentially or periodically affect the        -- Foreign exposure                        -- Prepayment
Portfolio?                                    -- Illiquid securities                     -- Derivatives
                                              -- Prepayment
                                              -- Derivatives

                             FIXED INCOME PORTFOLIOS

                                         MONEY MARKET                           GOVERNMENT AND QUALITY BOND
                                         ------------                           ---------------------------
In what other types of investments may   -- Illiquid Securities                 -- Hybrid instruments (up to 10%)
the Portfolio periodically invest?

What other types of risks may            -- Illiquid Securities                 -- Illiquid securities
potentially or periodically affect the   -- Prepayment                          -- Prepayment
portfolio?                               -- Foreign exposure                    -- Derivatives

                              SUPPLEMENTAL GLOSSARY

         SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include; (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. The MONEY MARKET PORTFOLIO invests principally in short-term investments. Common short-term investments include:

                  Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

                  Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The MONEY MARKET PORTFOLIO may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the MONEY MARKET PORTFOLIO is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

                  Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The MONEY MARKET PORTFOLIO may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the MONEY MARKET PORTFOLIO is fully insured by the FDIC.

                  Extendable Commercial Notes ("ECNs") - ECNs are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. A Portfolio may purchase ECNs only if judged by the Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. (No more than 5% of a Portfolio's assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Portfolio assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. A Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

                  Commercial Paper - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The MONEY MARKET PORTFOLIO may purchase commercial paper only if judged by the Subadviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or by one NRSRO if only one has rated the security or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the MONEY MARKET PORTFOLIO. (No more than 5% of the MONEY MARKET PORTFOLIO'S assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the MONEY MARKET PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. The MONEY MARKET PORTFOLIO will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

                  Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The MONEY MARKET PORTFOLIO'S investments in these instruments are limited to those that have a demand feature enabling the MONEY MARKET PORTFOLIO unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, THE MONEY MARKET PORTFOLIO attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

                  Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The MONEY MARKET PORTFOLIO may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

                  Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

                  Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

         MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC Certificates, the most widely available mortgage-backed securities:

                  GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

                  FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

                  GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

                  FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Other types of pass through mortgage-backed securities include:

                  Conventional Mortgage Pass-Through securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

                  The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

                  Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

                  Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

                  Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

                  Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal-only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

         ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index ("CPI") for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

         LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

         ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Commercial paper issues in which a Portfolio may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The MONEY MARKET PORTFOLIO'S 10% limitation on investments in illiquid securities includes
Section 4(2) paper that the Adviser or Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

         DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

         INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 10% limitation on investments in such securities.

         REITS pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITS may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

         FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its Custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.


         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

         HYBRID INSTRUMENTS, including indexed and structured securities, and exchange traded funds, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S.

persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

         Hybrid Instruments include:

         Structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

         OTHER INVESTMENT COMPANIES. The Natural Resources Portfolio may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQR National Market System.

         iShares(SM} are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

         SPDRS Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500R. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the Subadviser.

         EQUITY SWAPS are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap.

         Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

         INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

         SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the MONEY MARKET PORTFOLIO may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

         BORROWING. All of the Portfolios (except the MONEY MARKET PORTFOLIO) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. However, each of the Portfolios are further restricted by fundamental investment policy, as noted below. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The MONEY MARKET PORTFOLIO may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 10% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

         To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

         ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

         Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         The following is more detailed information concerning options, futures and options on futures:

                  Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

                  To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

                  When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

                  A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

                  A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

                  When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

                  Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

                  When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

                  The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

                  Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

                  As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

                  Options on Securities Indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

                  Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

                  Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

                  Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

                  Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

                  Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

                  Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

                  Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

                  The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

         Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date

("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to which any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregation, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

         The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

         Regulatory Aspects of Derivatives. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

         Limitations on Stock Index Futures and Related Options Transactions. Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all futures contracts does not exceed 30% of the Portfolio's total assets. In instances involving the purchase of stock index futures contracts by those Portfolios, an amount of cash or liquid securities, equal to the market value of the futures contracts, will be segregated by the Portfolio's Custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

         SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS
                             AND SECURITIES RATINGS

         HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

         Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         The Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser will evaluate the security and determine whether to retain or dispose of it.

         The following are additional restrictions and/or requirements concerning the ratings of securities:

                  - The convertible securities in which the GROWTH AND INCOME PORTFOLIO may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Portfolio may not invest more than 20% of its total assets in convertible securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard and Poor's (including convertible securities that have been downgraded), or in unrated convertible securities that are of comparable quality as determined by the Subadviser. Convertible securities rated lower than "Baa" by Moody's or "BBB" by Standard and Poor's or unrated securities of comparable quality, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See above for a discussion of the risks associated with lower-rated, high-yield securities.

                  - The STRATEGIC MULTI-ASSET PORTFOLIO may invest in junk bonds.

                  - Up to 20% of the GOVERNMENT AND QUALITY BOND PORTFOLIO may be invested in bonds rated as low as "A" by Moody's or Standard and Poor's or, if not rated, determined by the Subadviser to be of comparable quality.

                  - The GROWTH, MULTI-ASSET, MONEY MARKET SECURITIES, NATURAL RESOURCES and CAPITAL APPRECIATION PORTFOLIOS will not invest in junk bonds.

See the Appendix for a description of corporate bond and commercial paper ratings.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitation expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Except as otherwise indicated, none of the eight Portfolios may:

         1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of the Money Market Portfolio which intends to concentrate its investments in the banking industry.

         2. Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         3.       Make short sales of securities or maintain a short position.

         4. Purchase any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

         5. Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.

         6. Purchase or retain securities of any company if, to the knowledge of the Trust, Officers and Trustees of the Trust and Officers and directors of Wellington Management or SAAMCo who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         7. Buy or sell commodities or commodity contracts (except financial futures as described herein) or, with the exception of the Natural Resources Portfolio, real estate or interests in real estate, although a Portfolio may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

         8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain federal securities laws.

         9. Make investments for the purpose of exercising control or management.

         10. Purchase any security restricted as to disposition under federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than seven days.

         11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, with the exception of the Natural Resources Portfolio.

         12. With the exception of the Natural Resources Portfolio, invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

         13. Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions (subject to the limitation in paragraph 11 above); (b) repurchase agreements (subject to the limitation in paragraph 11 above); and (c) as otherwise permitted by exemptive order of the SEC. The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

         14. Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust's Custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

         15. Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Objectives and Policies with respect to the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset and Strategic Multi-Asset Portfolios.

         It is the investment management policy of all portfolios not to issue any senior securities other than as permitted by the 1940 Act.

                      AIG SUNAMERICA ASSET MANAGEMENT CORP.

         AIG SunAmerica Asset Management Corp. ("SAAMCo"), Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, has been retained pursuant to an Investment Advisory and Management Agreement (the "Advisory Agreement") to supervise the management and investment programs of the Portfolios of the Trust.

         SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds, pension funds, and related assets and programs offered by affiliated companies. SAAMCo also provides investment advice to individual companies and clients. SAAMCo provides investment advisory services, office space, and other facilities for the management of the Trust's affairs, and pays all compensation of officers and Trustees of the Trust who are "interested persons" of SAAMCo. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of independent Trustees "as defined by the 1940 Act" of the Trust (the "Independent Trustees"), except those affirmatively undertaken by SAAMCo or Wellington Management. SAAMCo is a wholly-owned subsidiary of AIG SunAmerica, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         The Advisory Agreement provides that SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: the compensation of the Trustees (other than those affiliated with SAAMCo or Wellington Management), the charges and expenses of independent accountants, legal counsel, expenses of registering or qualifying shares for sale, any transfer or dividend disbursing agent, any registrar of the Trust, the Custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Trust, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

         Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

         The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

         Under the terms of the Advisory Agreement, SAAMCo is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         In approving the Advisory Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the Adviser to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Additionally, the Board considered that although the Subadvisory Agreement gives the Subadviser the authority to make investment decisions for each Portfolio, the Adviser monitors the performance of the Subadviser and retains the responsibility for the overall management of each Portfolio. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Adviser's services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, if any, as well as research services received by the Adviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

                                                                   FEE RATE
PORTFOLIO                                        (AS A % OF AVERAGE DAILY NET ASSET VALUE)
---------                                        -----------------------------------------
Money Market Portfolio*                             .50% on the first $150 million
                                                    .475% on the next $100 million
                                                    .450% on the next $250 million
                                                    .425% thereafter
Government and Quality Bond Portfolio               .625% on the first $200 million
                                                    .575% on the next $300 million
                                                    .500% thereafter

Growth Portfolio                                    .750% on the first $250 million
                                                    .675% on the next $250 million
                                                    .600% thereafter

Strategic Multi-Asset Portfolio                     1.00% on the first $200 million
                                                    .875% on the next $300 million
                                                    .800% thereafter

Multi-Asset Portfolio                               1.00% on the first $200 million
                                                    .875% on the next $300 million
                                                    .800% thereafter

Capital Appreciation Portfolio**                    .750% on the first $50 million
                                                    .725% on the next $50 million
                                                    .700% thereafter

Growth and Income Portfolio                         .700% on the first $100 million
                                                    .650% on the next $150 million
                                                    .600% on the next $250 million
                                                    .575% thereafter

Natural Resources Portfolio                         .750% net assets

* Prior to August 1, 2000, the advisory fee for the Money Market Portfolio was calculated at the following annual rates: .500% on the first $150 million, .475% on the next 100% million and .425% thereafter.

** Prior to August 1, 2000, the advisory fee for the Capital Appreciation Portfolio was calculated at the following annual rates: .750% on the first $100 million, .675% on the next $150 million, .625% on the next $250 million and ..600% thereafter.

         The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended December 31, 2002, 2001 and 2000.

                                  ADVISORY FEES

          PORTFOLIO                      2002                     2001                     2000
------------------------------        ----------             ------------             -----------
Growth and Income Portfolio           $  160,743             $    220,231             $   309,720
Growth Portfolio                      $4,528,707             $  5,458,234             $ 6,190,033
Capital Appreciation Portfolio        $9,269,560             $ 12,069,197             $14,230,886
Natural Resources Portfolio           $  674,742             $    563,738             $   451,538
Multi-Asset Portfolio                 $  740,618             $    946,741             $ 1,188,855
Strategic Multi-Asset Portfolio       $  426,205             $    535,054             $   713,886
Money Market Portfolio                $  146,706             $    219,581             $   319,461
Government and Quality Bond           $4,735,078             $  3,522,144             $ 2,892,361
Portfolio
High Yield Portfolio+                 $      N/A             $    91,833*             $   114,458

+ On December 21, 2001, the High Yield Portfolio was liquidated. The Advisory Fee for the High Yield Portfolio was calculated at the following annual rates: .700% on the first $250 million, .575% on the next $250 million and .500% thereafter.

*        For the period 1/1/01 through 12/21/01 (termination of operations).

                           PERSONAL SECURITIES TRADING

         The Trust and SAAMCo have adopted a written Code of Ethics (the "SAAMCo Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person is defined in the SAAMCo Code as (1) an individual who is a trustee, director, officer, general partner or advisory person of the Trust or Adviser or
(2) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SAAMCo reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SAAMCo Code by Access Persons of the Trust or the Subadviser during the quarter.

         Provisions of the Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by the Subadviser. Such provisions may be more restrictive than the provisions set forth in the SAAMCo Code. Material violations of the Subadviser's Code of Ethics will be reported to the Trust's board of trustees.

                          WELLINGTON MANAGEMENT COMPANY

         Wellington Management Company, LLP ("Wellington Management") acts as Subadviser to all of the Trust's Portfolios, pursuant to the Subadvisory Agreement with SAAMCo. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of each of the Portfolios. The Subadviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadviser's fee. Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The Subadvisory Agreement, after initial approval with respect to a Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective, Portfolio's outstanding voting securities, by SAAMCo on not less than 30 nor more than 60 days written notice to the Subadviser, or by the Subadviser on 90 days written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

         In approving the Subadvisory Agreement, the Board, including the Independent Trustees, considered the reasonableness of the fee paid to the Subadviser by the Adviser in light of the extent and quality of the advisory services provided and any additional benefits received by the Subadviser or its affiliates in connection with providing services to the Portfolios and compared the fees charged by the Subadviser to those paid by similar funds for comparable services. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and the Subadviser's services, and benefits potentially accruing to the Subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Subadviser, if any, as well as research services received by the Subadviser from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         As compensation for its services, the Subadviser receives from the Adviser a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

                                                                   FEE RATE
PORTFOLIO                                         (AS A % OF AVERAGE DAILY NET ASSET VALUE)
---------                                         -----------------------------------------
Money Market Portfolio                                .075% on the first $ 500 million
                                                      .02% over $500 million

Government and Quality Bond Portfolio                 .225% on the first $50 million
                                                      .125% on the next $50 million
                                                      .10% over $100 million

Growth Portfolio                                      .325% on the first $50 million
                                                      .225% on the next $100 million
                                                      .20% on the next $350 million
                                                      .15% over $500 million

Strategic Multi-Asset Portfolio                       .30% on the first $50 million
                                                      .20% on the next $100 million
                                                      .175% on the next $350 million
                                                      .15% over $500 million

Multi-Asset Portfolio                                 .25% on the first $50 million
                                                      .175% on the next $100 million
                                                      .15% over $150 million

Capital Appreciation Portfolio*                       .375% on the first $50 million
                                                      .275% on the next $100 million
                                                      .250% thereafter

Growth and Income Portfolio                           .325% on the first $50 million
                                                      .225% on the next $100 million
                                                      .20% on the next $350 million
                                                      .15% over $500 million

Natural Resources Portfolio                           .35% on the first $50 million
                                                      .25% on the next $100 million
                                                      .20% on the next $350 million
                                                      .15% over $500 million

-------------------
* Prior to August 1, 2002, the subadvisory fee for the Capital Appreciation Portfolio was calculated at the following annual rates: .375% on the first $50 million, .275% on the next $100 million, .20% on the next $350 million and .15% over $500 million.

         The following table sets forth the total subadvisory fees received by Wellington Management, as reported to the Trust by SAAMCo, for each Portfolio pursuant to the Subadvisory Agreement for the fiscal years ended December 31, 2002, 2001 and 2000.

                                SUBADVISORY FEES

PORTFOLIO                                      2002             2001              2000
                                            ----------       ----------        ----------
Growth and Income Portfolio                 $   74,631       $  102,250        $  143,794
Growth Portfolio                            $1,329,015       $1,561,433        $1,474,383
Capital Appreciation Portfolio              $3,384,681       $4,384,535        $4,461,112
Natural Resources Portfolio                 $  274,914       $  237,913        $  200,475
Multi-Asset Portfolio                       $  167,108       $  203,180        $  245,550
Strategic Multi-Asset Portfolio             $  127,862       $  156,287        $  192,777
Money Market Portfolio                      $   22,006       $   32,937        $   47,919
Government and Quality Bond Portfolio       $  927,016       $  684,426        $  562,046
High Yield Portfolio+                       $      N/A       $   39,357*       $   49,054


+ On December 21, 2001, the High Yield Portfolio was liquidated. The subadvisory fee for the High Yield Portfolio was calculated at the following rates: .300% on the first $50 million, .225% on the next $100 million, .175% on the next $350 million and .150% over $500 million.

*        For the period 1/1/01 through 12/21/01 (termination of operations).

                                 RULE 12b-1 PLAN

         The Board of Trustees has adopted a Rule 12b-1 Plan for Class 2 and 3 shares (the "Class 2 Plan" and "Class 3 Plan," respectively) pursuant to Rule 12b-1 under the 1940 Act. There is no Rule 12b-1 Plan in effect for Class 1 shares. Reference is made to "Account Information - Service Fees" in each Prospectus for certain information with respect to the Class 2 and Class 3 Plan. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to reimburse the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible, that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

         Continuance of both the Class 2 Plan and Class 3 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class 2 and 3 Plans or in any agreements related to the Class 2 and 3 Plans. The Class 2 and 3 Plans may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 2 and 3 shares of a Portfolio, without approval of the shareholders of the Class 2 and 3 shares of the Portfolio. In addition, all material amendments to the Class 2 and 3 Plans must be approved by the Trustees in the manner described above. The Class 2 and 3 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 2 and 3 shares of the Portfolio.

So long as the Class 2 and 3 Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Class 2 and 3 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Class 2 and 3 Plans. In their consideration of the Class 2 and 3 Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 2 and 3 shares of the Portfolio.

         The following table sets forth the service fees paid by each of the Portfolios on Class 2 and Class 3 for the fiscal year ended December 31, 2002. Certain Portfolios do not offer either Class 2 or Class 3 shares.

                                  SERVICE FEES

         Portfolio                                      2002
---------------------------- ---------------------------------------------------
                             Class 2(1)                Class 3(2)
---------------------------- ----------------------- ---------------------------
Growth and Income            N/A                     N/A
Portfolio(3)

Growth Portfolio             $32,677                 $657

Capital Appreciation         $65,323                 $1,023
Portfolio

Natural Resources Portfolio  $5,601                  $94

Multi-Asset Portfolio(3)     N/A                     N/A

Strategic Multi-Asset        N/A                     N/A
Portfolio(3)

Money Market Portfolio(3)    N/A                     N/A

Government and Quality       $101,410                $1,748
Bond Portfolio

(1)   Class 2 commenced operations on July 9, 2001.

(2)   Class 3 commenced operations on September 30, 2002.

(3)   The Portfolio does not offer either Class 2 or Class 3 shares.

                           TRUST OFFICERS AND TRUSTEES

         The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set forth below. The AIG SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and the

Trust. Unless otherwise noted, the address of each executive officer and trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.


                                                                                              NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                             FUND COMPLEX           OTHER
 NAME, DATE OF BIRTH AND      POSITION(S)      LENGTH OF      PRINCIPAL OCCUPATION (S)       OVERSEEN BY         DIRECTORSHIPS
         ADDRESS             WITH THE TRUST   TIME SERVED      DURING PAST FIVE YEARS         DIRECTOR(1)      HELD BY DIRECTOR(2)
------------------------     --------------   -----------      ----------------------        ------------      -------------------
INDEPENDENT TRUSTEES

S. James Coppersmith*       Trustee           1987            Retired.                              45         Director of BJ's
DOB:  02/21/33                                                                                                 Wholesale Club;
                                                                                                               Member of Board
                                                                                                               of Governors of
                                                                                                               the Boston Stock
                                                                                                               Exchange.

Samuel M. Eisenstat*        Chairman of the   1986            Attorney, solo practitioner.          46         Director of North
DOB:  03/07/40              Board                                                                              European Oil
                                                                                                               Royalty Trust.

Stephen J. Gutman*          Trustee           1986            Partner and Managing  Member of       46         None
DOB:  05/10/43                                                B.B.  Associates  LLC (menswear
                                                              specialty  retailing  and other
                                                              activities) (June 1988 to
                                                              present).

INTERESTED TRUSTEE

Peter A. Harbeck*(4)        Trustee           1994            President,  CEO  and  Director,       83         None
DOB:  01/23/54                                                SAAMCo  (August  1995 to
                                                              present); Director, AIG
                                                              SunAmerica Capital Services,
                                                              Inc. ("SACS") (August 1993 to
                                                              present).

OFFICERS

Donna M. Handel*            Treasurer         1996            Vice President, SAAMCo (August        N/A        N/A
DOB:  06/25/66                                                1996 to present).


Robert M. Zakem*            President         1992            Senior Vice President and             N/A        N/A
DOB:  01/26/58                                                General Counsel, SAAMCo,
                                                              (April 1993 to
                                                              present); Executive
                                                              Vice President,
                                                              General Counsel and
                                                              Director, SACS
                                                              (February 1993 to
                                                              present).

         * The business address of each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

         (1) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser or business manager. The "Fund Complex" includes the Trust (8 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 funds), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 funds), VALIC Company II (15 funds), SunAmerica Series Trust (33 portfolios), Seasons Series Trust (19 portfolios), and Anchor Pathway Fund (7 series).

         (2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

         (3) Mr. Harbeck is considered to be an Interested Trustee (as defined within the Investment Company Act of 1940) because he serves as President and CEO of the Adviser, Director of AIGFAS, Director of SACS and Director and President of SAFS.

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Each of the non-affiliated Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Board of the SunAmerica Mutual Funds and the Trust. These expenses are allocated on the basis of the relative net assets of each Portfolio. Officers are compensated by SAAMCo or its affiliates and receive no compensation from the Trust.

         In addition, each Independent Trustee also serves on the Audit Committee of the Board of Trustees (the "Audit Committee"). The Audit Committee is charged with recommending to the entire Board of Trustees the engagement or discharge of the Trust's independent accountants, directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting committee minutes to the entire Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Mutual Funds and the Trust. With respect to the Trust, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Audit Committee met twice during the fiscal year ending December 31, 2002.

         The Trust also has a Nominating Committee, comprised solely of non-affiliated Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election of Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. In addition, each member of the Nominating Committee receives $500 per meeting. The Nominating Committee met twice during the fiscal year ending December 31, 2002.

         The Trustees of Anchor Series Trust have adopted the Anchor Series Trust Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any portfolio of the Trust (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each portfolio of the Trust with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each portfolio of the Trust for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such

Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         As of December 31, 2002, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

                        TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2002.

INDEPENDENT TRUSTEES

                                                                                      Aggregate Dollar Range of
                                                                                      Equity Securities in All
                                                                                        Registered Investment
                                                                                        Companies Overseen by
                                                Dollar Range of Equity                  Trustee in Family of
            Name of Trustee                    Securities in the Trust(1)              Investment Companies(2)
---------------------------------------- -------------------------------------- --------------------------------------
S. James Coppersmith                                       0                              $ 10,001-$50,0007(3)

Samuel M. Eisenstat                                        0                               $10,001-$50,000

Stephen J. Gutman                                          0                                      0

INTERESTED TRUSTEES

                                                                                      Aggregate Dollar Range of
                                                                                      Equity Securities in All
                                                                                        Registered Investment
                                                Dollar Range of Equity                  Companies Overseen by
            Name of Trustee                     Securities in the Trust       Director in Family of Investment Companies
---------------------------------------- ------------------------------------ ------------------------------------------
Peter A. Harbeck                                           0                                  $>100,000

         (1) Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust as of December 31, 2002. Where a Portfolio is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

         (2) Includes the SAMF (37 funds), the Trust (8 portfolios), and SunAmerica Senior Floating Rate Fund, Inc. (1 fund).

         (3) The information provided for Mr. Coppersmith excludes the SunAmerica Senior Floating Rate Fund, Inc. because he is not a director for that fund.

         As of December 31, 2002, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or any person other than a registered investment company directly or indirectly controlling, controlled by, or under common control with such entities.

         The following table sets forth information summarizing the compensation of each independent Trustee for his services as Trustee for the fiscal year ended December 31, 2002. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                               COMPENSATION TABLE

                                                 PENSION OR RETIREMENT                           TOTAL COMPENSATION
                                AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM        PART OF TRUST           BENEFITS UPON        COMPLEX PAID TO
         TRUSTEE                  TRUST                EXPENSES*              RETIREMENT              TRUSTEES*
         -------                  -----                ---------              ----------              ---------
S. James Coppersmith             $21,080                $63,159                $28,757                $75,000
Samuel M. Eisenstat              $22,875                $56,271                $52,166                $86,200
Stephen J. Gutman                $21,628                $58,046                $64,594                $84,200

* The "Fund Complex" includes the Trust (8 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 funds), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 funds), VALIC Company II (15 funds), Anchor Pathway Fund (7 series), SunAmerica Series Trust (33 portfolios), and Seasons Series Trust (19 portfolios).

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Subadviser.

         The Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Subadviser places the Trust's portfolio transactions, the Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Subadviser in connection with the Trust and could be useful and of value to the Subadviser in serving other clients as well as the Trust. Research services obtained by the Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

         Consistent with NASD Conduct Rules and policies established by the Board of Trustees, the Subadvisers may consider sales of shares of the Trust's Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolios, subject to best execution.

         Investment decisions for the Portfolios are made independently from those made for any other clients that are managed by the Subadviser or their affiliates. If, however, accounts managed by the Subadviser are simultaneously engaged in the purchase of the same security, then, as authorized by the Trust's Board of Trustees, available securities may be allocated to each Portfolio or other client account and may be averaged as to price in a manner determined by the Subadviser to be fair and equitable.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Certain dealers effecting "riskless principal" transactions in the over-the-counter market may, however, charge a stated commission on such transactions. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Subject to the above considerations, the Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers is consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

         The following tables set forth the aggregate brokerage commissions paid by the Portfolios and any amounts of the brokerage commissions paid to affiliated broker-dealers for such Portfolios for the fiscal years ended December 31, 2002, 2001 and 2000. None of the transactions were executed with affiliated brokers.

                                                 AGGREGATE              AGGREGATE              AGGREGATE
                                                 BROKERAGE              BROKERAGE              BROKERAGE
          PORTFOLIO                           COMMISSIONS 2002       COMMISSIONS 2001      COMMISSIONS 2000
                                                 ----------             ----------            ----------
Growth and Income Portfolio                         $32,516                $19,906               $22,925
Growth Portfolio                                 $1,516,774             $1,172,241              $938,778
Capital Appreciation Portfolio
                                                 $3,397,302             $2,086,875            $2,285,134
Natural Resources Portfolio                        $170,153               $101,978              $156,590
Multi-Asset Portfolio                               $69,611                $37,760               $59,901
Strategic Multi-Asset Portfolio                    $136,483               $153,191              $182,777
Money Market Portfolio                                   $0                     $0                    $0
Government and Quality Bond Portfolio                    $0                     $0                    $0
High Yield Portfolio*                                    $0*                   $63                    $0

* For the period 1/1/00 through 12/21/02 (termination of operations).

         The increase in commissions paid by the Growth and Income Portfolio during 2002 is due primarily to the increase in turnover experienced by the fund. The increase in commissions paid by the Capital Appreciation Portfolio during 2002 is due to the increased number of shares traded that carried a commission charge. While the total number of shares traded increased minimally from 2001 to 2002, the number of shares traded that carried commission charges increased due to the new industry practice of charging a commission on shares traded over-the-counter.

         The following table sets forth the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of December 31, 2002.

                                                                                             APPROXIMATE    DEBT/
PORTFOLIO                                  BROKER DEALER                                        VALUE       EQUITY
---------                                  -------------                                        -----       ------
Growth and Income Portfolio                Merrill Lynch & Co., Inc.                         $   247,000    Equity
                                           Goldman Sachs Group, Inc.                         $   177,000    Equity
                                           Bank of America Corp.                             $   410,000    Equity
                                           State Street Corp.                                $   121,000    Equity
                                           UBS Warburg, LLC                                  $   450,000     Debt

Growth Portfolio                           Merill Lynch, Pierce, Fenner & Smith, Inc.        $ 7,954,000    Equity
                                           Bank of America Corp.                             $ 7,903,000    Equity
                                           UBS Warburg, LLC                                  $ 4,205,000     Debt

Capital Appreciation Portfolio             Merill Lynch & Co., Inc.                          $14,231,000    Equity
                                           UBS Warburg, LLC                                  $27,735,000     Debt

Natural Resources Portfolio                UBS Warburg, LLC                                  $ 8,120,000     Debt

Multi-Asset Portfolio                      Merrill Lynch, Pierce, Fenner & Smith, Inc.       $   546,000    Equity
                                           JP Morgan & Chase Co.                             $   109,000     Debt
                                           Goldman Sachs Group, Inc.                         $   395,000    Equity
                                           Bank of America Corp.                             $   918,000    Equity
                                           State Street Bank & Trust Co.                     $   355,000    Equity
                                           UBS Warburg, LLC                                  $ 2,140,000     Debt

Strategic Multi-Asset Portfolio            Credit Suisse Group                               $   134,000    Equity
                                           Merrill Lynch & Co., Inc.                         $   133,000    Equity
                                           Morgan Stanley Dean Witter & Co.                  $    14,000     Debt
                                           HSBC Holdings, PLC                                $   124,000    Equity
                                           UBS Warburg, LLC                                  $   435,000     Debt

Money Market Portfolio                     UBS Finance, Inc.                                 $   750,000     Debt
                                           Goldman Sachs Group, LP                           $   496,000     Debt
                                           State Street Bank & Trust Co.                     $   800,000     Debt
                                           UBS Warburg, LLC                                  $   285,000     Debt

Government and Quality Bond Portfolio      JP Morgan & Co., Inc.                             $ 5,352,000     Debt
                                           Bank of America Corp.                             $ 5,563,000     Debt
                                           UBS Warburg, LLC                                  $63,795,000     Debt

                                 PRICE OF SHARES

         Shares of the Trust are currently offered only to the separate accounts of the Life Insurance Companies. The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of net assets of each Class by the number of such class' shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.


         Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.


         Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets. The net asset value of a class of shares of the respective Portfolio is divided by the total number of shares outstanding in that class to arrive at the net asset value per share.

         Money Market Portfolio. Securities of the Money Market Portfolio are valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value as determined by this method is higher or lower than the price the Portfolio would receive if it sold the securities.

         The use of this valuation method is continuously reviewed and the Board of Trustees will make such changes as may be necessary to assure that the assets of the Portfolio are valued fairly as determined by the Trustees in good faith, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results that might arise from differences between the two. Rule 2a-7 requires that the Portfolio limit its investments to instruments that the Trustees determine will present minimal credit risks and which are of high quality as determined by at least one major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

         It is the normal practice of the Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be higher than if the valuation was based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be lower than if the valuation was based upon market prices and estimates.

                                PERFORMANCE DATA

         Because you invest in a Portfolio through variable annuity contracts or variable insurance policies, you should be aware that the performance presented does not reflect contract charges or separate account charges which will reduce Portfolio values which are available to contract owners. Information about separate account performance is available in the applicable contract prospectus.

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods of for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)n = ERV

                  P        =        a hypothetical initial purchase payment of
                                    $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the first period.

         Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended December 31, 2002. No performance information is shown for Class 3 shares since they have not been in existence for at least one full calendar year.

       CLASS 1 SHARES                   ONE YEAR         FIVE YEARS        TEN YEARS
       --------------                   --------         ----------        ---------
Growth and Income Portfolio             -24.31%            -1.15%            6.49%
Growth Portfolio                        -22.15%             1.85%            8.77%
Capital Appreciation Portfolio          -22.66%             5.07%           12.16%
Natural Resources Portfolio               8.33%             8.42%            9.70%
Multi-Asset Portfolio                   -12.96%             2.99%            7.74%
Strategic Multi-Asset Portfolio         -12.41%             2.49%            7.42%
Money Market Portfolio                    1.08%             4.09%            4.27%
Government and Quality Bond Portfolio     9.33%             6.94%            7.05%



       CLASS 2 SHARES                   ONE YEAR         FIVE YEARS        TEN YEARS            SINCE INCEPTION
       --------------                   --------         ----------        ---------            ---------------
Growth Portfolio                        -22.28%             NA                 NA                   -16.50%
Capital Appreciation Portfolio          -22.80%             NA                 NA                   -17.87%
Natural Resources Portfolio               8.24%             NA                 NA                     3.83%
Government and Quality Bond Portfolio     9.11%             NA                 NA                     8.67%


         Each Portfolio may advertise cumulative, rather than average, return for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

         Total return information is based on a Portfolio's historical performance and is not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities comprising the Portfolio's portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period.

The value of an investment in a Portfolio will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

SEVEN DAY YIELDS

         The yield of the Money Market Portfolio is its net income expressed as a percentage of assets on an annualized basis for a seven day period. The Money Market Portfolio may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

COMPARISONS

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

                  -        Dow Jones Composite Average or its component averages
                           - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                  - Standard & Poor's 500 Composite Stock Price Index or its component indices - an unmanaged index composed of 500 large company stocks, that is widely recognized as representative of the performance of the U.S. stock market.

                  - MSCI/S&P World Metals & Mining, MSCI/S&P World Oil & Gas, and MSCI/S&P World Energy & Equipment. The MSCI/S&P World Metals & Mining Index consists of companies conducting business in the following industries: aluminum, diversified metals and mining, gold, precious metals and minerals and steel. MSCI/S&P World Oil & Gas is comprised of integrated oil companies engaged in the exploration, production, refinement, transportation, distribution. and marketing of oil and gas products. The MSCI/S&P World Energy, Equipment & Services is comprised of manufacturers of oil rigs and drilling equipment, and providers of drilling services and manufacturers of equipment for and providers of services to the oil and gas industry, including seismic data collection services.

                  - MSCI All Country World Free Index - a free-float adjusted market capitalization index that is designed to measure the equity performance in the global developed and emerging markets and includes the following 49 country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and Venezuela. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels.

                  - Salomon Smith Barney World Government Bond - U.S. $ Hedge Index - market capitalization weighted, total return benchmark designed to cover the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom and the United States. For a country to be added to the Index, its eligible issues must total at least US$20 billion, EUR15 billion, and Y2.5 trillion for three consecutive months.

                  - The NYSE composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                  - Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                  - CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                  - Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. - analyzes price, risk and total return for the mutual fund industry.

                  - Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                  - Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                  - Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                  - Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

                  - The Russell 3000(R) Index - an unmanaged, weighted index of the 3,000 largest publicly tradEd companies by market capitalization in the United states and is broadly representative of the universe of potential securities in which the Portfolio may invest.

                  - The Russell 3000(R) Growth Index - measures the performance of those Russell 3000(R) INdex companies with the higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the RusselL 2000(R) Growth Indices.

                  - Lehman Brothers Aggregate Bond Index - combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

                  - Lehman Brothers High Yield Index - a market capitalization weighted, total return benchmark composed of bonds issued by fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission.

                  - Custom Index - consists of 60% S&P 500(R), 35% Lehman Brothers Aggregate Bond Index and 5% 3-month T-bill. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.


         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Portfolio is qualified and intends to remain qualified and to elect to be treated as a regulated investment company under Subchapter M under the Code. So long as a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Portfolio will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, payments with respect to certain securities loans and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's net assets and to not more than 10% of the voting securities of such issuer (other than U.S. government securities) and (ii) not more than 25% of the value of the Portfolio's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

         Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

         A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

         Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

         A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year, its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election a Portfolio would be required to obtain certain information from the PFIC which in many cases may be difficult to do.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

         For the fiscal year ended December 31, 2002, the following portfolios had capital loss carry forwards:

Growth and Income Portfolio               $1,355,402               Expires 2010
Growth Portfolio                         $73,178,405               Expires 2010
Capital Appreciation Portfolio          $353,605,070               Expires 2010
Multi-Asset Portfolio                     $3,980,199               Expires 2010
Strategic Multi-Asset Portfolio          $10,291,149               Expires 2010

         To the extent not yet utilized, such losses will be available to offset future gains through 2009-2010.

                             SPECIAL CONSIDERATIONS

         The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the value of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts, such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

         The Technical and Miscellaneous Revenue Act of 1988 provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

         It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such manner as to comply with these diversification requirements.

         Since the shares of the Portfolios are issued and redeemed only in connection with investments in and payments under the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectuses for such contracts.

                               SHARES OF THE TRUST

         The Trust consists of eight separate Portfolios, each of which may offer Class 1, 2 and 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that, immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company, provisions of the Code may be made by a two-thirds vote of the Trustees, and after fifteen days prior written notice to shareholders.

         In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life

Insurance Company. All shares of the Trusts are owned by Separate Accounts of the aforementioned life insurance companies.

         AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, and American Life Assurance Company of New York are under common control with, and therefore are affiliated with, the Adviser. Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

                                    CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian of the Trust. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the Trust's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 has been selected as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

         The Trust's audited and unaudited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

                    DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa               Bonds rated Aaa are judged to be of the best quality.
                           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well established industries

         --       High rates of return on funds employed

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                           Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.